UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

CHECK APPROPRIATE BOX OR BOXES

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
PRE-EFFECTIVE AMENDMENT NO. __ [_]
POST-EFFECTIVE AMENDMENT NO. 111 [x]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 80 [x]

AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1636 Logan Street, Denver, Colorado 80203
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

1636 Logan Street, Denver, CO 80203
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)
[x] on November 30, 2020 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on ______________, ______ Pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Cover Page 1

Class E Shares : AMREX

Effective November 30, 2020

American Growth Fund, Inc.
1636 Logan Street
Denver, Colorado 80203

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the
Fund at 800-525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 800-525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held through your financial intermediary, as applicable.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus Page 1

Table of Contents

Account Minimum, 25
Chief Compliance Officer, 22
Distribution Arrangements, 26
Dividends and Distributions, 25
Fee Table, 3
Financial Highlights, 26
Frequent Purchases and Redemptions of Fund
Shares, 25
How does the Fund implement its principal
investment objective, 10
How is the Fund managed, 22
How to Redeem Shares, 24
Investment Objectives, Principal Investment
Strategies, Related Risks, and Disclosure of
Portfolio Holdings, 10
Investment Objectives/Goals, 3
Management, Organization, and Capital Structure,
21
Payments to Broker-Dealers and Other Financial
Intermediaries, 9
Portfolio Holdings, 20
Portfolio Manager, 9, 22

Portfolio Turnover, 4
Pricing of Fund Shares, 22
Principal Investment Strategy, 4
Principal risks of investing in the Fund, 5
Proxy Voting, 27
Purchase and Sale of Fund Shares, 9
Purchase of Fund Shares, 23
Retirement Plans, 24
Risk Return Summary, 3
Risk/Return Bar Chart and Table, 8
Risks presented by the Fund’s Investing in
Companies Involved in the Legal Cannabis
Business, 12
Sales Charges, 26
Shareholder Information, 22
Special Services Available when Purchasing Fund
Shares, 23
Tax Consequences, 9
The Investment Adviser, 9, 21
Understanding the Financial Highlights, 27
What is the Fund’s investment objective, 10

Prospectus Page 2

Risk/Return Summary
Investment Objectives/Goals
The Fund’s primary objective is growth of capital. Income is a secondary investment objective.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these breakpoints can be found under “Distribution Arrangements” on page 26 of this prospectus.

Class E
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering	5.75%
price)
Maximum deferred sales charge (load) as a percentage of original purchase price	1%
or redemption proceeds, whichever is lower (a)
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption Fees	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2020:

Management Fees	1.00)%
Distribution and Service (12b-1) fees	0.30%
Other Expenses	11.49)%
Acquired Fund fees and expenses (b)	0.01%
Total Annual Fund Operating Expenses before fee waiver (c)	12.80)%
Fee Waiver (d)	(1.00)%
Total Annual Fund Operating Expenses after fee waiver (e)	11.80)%

(a) Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
(b) The acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
(c) The Total Annual Fund Operating Expenses before fee waiver may not correlate to the ratio of expenses to average net assets the Financial Highlights Table below, which do not include acquired fund fees and expenses.
(d) Fee Waiver Agreement was executed August 1, 2019 and ends November 30, 2021. It may not be modified or terminated prior to such date without the consent of the board.
(e) The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial
Highlights Table below, which do not include acquired fund fees and expenses and fee waiver which became effective August 1,
2019.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	Year	3 Years	5 Years	10 Years
Class E	$1,649		$3,584	$5,264	$8,562
You would pay the following expenses if you did not redeem your shares:
Class E	$1,649		$3,584	$5,264	$8,562

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads)
were included, your costs would be higher. The one-year expense calculation includes the fee waiver (as stated above). If the fee waiver remains in effect past July 31, 2020, the 3-year, 5-year and 10-year expenses may be lower.

Prospectus Page 3

Portfolio Turnover
The American Growth Cannabis Fund (the “Fund”) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended July 31, 2020, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategy
Investment Research Corporation (the "Adviser") manages the Fund by searching for companies/investments with growth potential that could show faster growth than markets indexes. The
Adviser also looks for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved in the legal cannabis and hemp businesses. The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. Under
normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies engaged in legal cannabis and hemp related businesses. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries.
As of the date of this Prospectus, the Fund’s holdings do not include companies that grow or distribute cannabis within the United States. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including
U.S. federal and state laws.
The legal cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (ii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments)
provided to companies involved in the production, growth and distribution of cannabis; (iii) pharmaceutical applications of cannabis; (iv) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; and (v) products that may be used to consume cannabis.
The cannabis plant contains more than 100 different chemicals called cannabinoids. Each one has a different effect on the body. Some possible uses for cannabis related medicine may include treatments for
Alzheimer’s disease, epilepsy, mental health conditions like PTSD and nausea to name a few. Some examples of the types of companies we may invest in are:

*	Pharmaceutical companies primarily engaged in the research, development, marketing and/or distribution of cannabis related drugs.
*	Botanical Medical Chemical companies primarily engaged in manufacturing cannabis bulk organic and inorganic medicinal chemicals and their derivatives and processing (grading, grinding, and milling) bulk botanical drugs.
*	Biotechnology companies engaged in the exploitation of cannabis biological processes for industrial and other purposes, especially the genetic manipulation of microorganisms for the production of antibiotics, hormones, etc.

“Hemp” refers to cannabis plants with a delta-9 tetrahydrocannabinol ("THC") concentration of not more than 0.3 percent on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof. Hemp can be grown as a renewable source for raw materials that can be incorporated into thousands of products. Its seeds and flowers are used in health foods, organic body care, and other nutraceuticals. The fibers and stalks are used in hemp clothing, construction materials, paper, biofuel, plastic composites, and more. Many CBD oil products are extracted from hemp, rather than other members of the cannabis family, as CBD dominates the plant’s makeup.
The Fund’s equity investments will consist only of exchange traded equity securities of companies that are engaged in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not invest in companies that violate anti-money laundering as defined by various laws. The Fund will only invest in companies that list their securities on exchanges that require the companies’ compliance with all laws, rules and regulations applicable to their business, including U.S.
federal and state laws.

Prospectus Page 4

These companies may be domestic or foreign entities and are engaged in the legal cannabis and hemp business under national and local laws, including U.S. federal and state law, as applicable. The fund may have exposure to emerging market issuers. In addition to the principal investment strategy, the Fund may also invest in securities convertible into common stock in companies involved in the legal cannabis and hemp business. These securities may be issued by large companies and also small and mid-sized companies, micro-cap companies as well as REITs. Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position.
The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.
There are several reasons that could cause the Adviser to sell all, or a portion of, a position of the Fund’s portfolio holdings. These reasons include, in the Adviser’s opinion, one or more of the following occurs: (i)
the company no longer meets the investment criteria defined above; (ii) a particular security has achieved the Adviser’s investment expectations; (iii) the reason(s) for maintaining the position are no longer valid;
(iv) the Adviser’s view of the business fundamentals or management of the underlying company changes;
(v) a more attractive investment opportunity is found; (vi) general market conditions trigger a change in the Adviser’s assessment criteria; (vii) for other portfolio management reasons; or (viii) the Fund requires cash to meet redemption requests.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:

*	The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group
and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.
*	General Risk - All investments are subject to inherent risk. Markets can trade in random or cyclical price patterns and prices can fall over time. The value of the American Growth Cannabis Fund can fluctuate as markets fluctuate over long and short periods of time.
*	Market Risk - the value of an investment may fluctuate. Overall market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
*	Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on the American Growth Cannabis Fund.
*	Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with increased exposure to rule changes, changes in laws, heightened enforcement of existing laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Any company’s failure to comply with any regulatory requirements or any failure to maintain any permits/licenses could have a material adverse impact on the value of the Fund. Local, state and federal cannabis laws and regulations are constantly changing and they are subject to evolving interpretations, which could require companies in which the Fund has invested to incur substantial costs associated with compliance or to alter one or more of their service/product offerings. Cannabis remains illegal under United
States federal law and a change in federal enforcement practices could significantly and negatively affect the value of the Fund.
Any change in law or interpretation could have a material adverse impact on the value of the
Fund.
There remains the risk of federal criminal prosecution of those in the medical or adult use cannabis business, which could have a negative impact on the value of the Fund.
The Rohrabacher–Farr amendment (also known as the Rohrabacher–Blumenauer amendment) is legislation prohibiting the Justice Department from spending funds to interfere with the

Prospectus Page 5

implementation of state medical cannabis laws. The amendment does not change the legal status of cannabis. The Rohrabacher-Farr amendment is currently effective until September 30, 2020 and must be renewed each year in order to remain in effect. Until that protection becomes a permanent law or if the amendment is not renewed in the future, the federal government’s enforcement of current federal laws could cause significant financial risk to the Fund.
*	Hemp-Related Risks – The FDA considers CBD a drug and that ingestible products cannot be sold with CBD in them unless and until they receive regulatory approval, there is regulatory and financial risk to any company selling such products and, thus, to the Fund’s investment in those companies.
The FDA is focusing only on sending cease and desist letters to date regarding the marketing of
CBD products, there is a risk that the FDA changes it position and seeks to further enforce the
FD&C Act in a manner that has not been done to date regarding cannabis-infused products.
The 2014 Farm Bill, as well as most of the state analogs, contemplate the growth and cultivation of industrial hemp, not the commercial sale or distribution of hemp or hemp products. It is unclear whether companies in which the Fund invests are subject to the 2014 Farm Bill, as well as the state analogs if they were to start selling hemp-based CBD-infused products before implementation of the 2018 Farm Bill.
*	Cannabis and Hemp Risks - Businesses involved in the medical and adult use cannabis industries (and to some degree those in the hemp and hemp-derived product industry) continue to have trouble establishing and maintaining banking relationships. An inability to open and maintain bank accounts may make it difficult to do business with cannabis and hemp companies in the United
States, which could adversely impact the value of the Fund.
Companies involved in the cannabis industry also face intense competition, may have substantial burdens on company resources due to litigation, as well as complaints or enforcement actions, all of which could adversely impact the value of the Fund.
*	Emerging Market Risk - Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
*	Industry and Security Risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. The Fund may have significant holdings in certain industries and thus may be more susceptible to volatility in those industries, and thus more susceptible to losses.
*	Management and Selection Risk — The risk that the securities selected by the Fund’s management may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
*	Large Cap Company Risk - slower response to competitors, technology and consumer tastes and slower growth rates during periods of economic expansion.
*	Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.
*	Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure.
*	Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies.
*	REITs Risk - REITs may be subject to certain risks associated with the direct ownership of real property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income.

Prospectus Page 6

*	Exchange-Traded Funds (“ETFs”) Risk - The Fund is subject to the risks associated with the securities or other investments in which the ETFs invest. The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
*	Investments in Other Investment Companies Risk - the Fund’s investments in other investment companies will be subject to the risks of the other investment companies’ portfolio securities and the Fund will bear indirectly the fees and expenses of the other investment companies in which it invests.
*	New Issuer Risk - New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.
*	Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.
*	Recent Market Conditions - An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession, which may have a material adverse effect on the performance and financial condition of the securities in which the
Fund invests, and on the overall performance of the Fund.
*	Liquidity Risk - American Growth Cannabis Fund may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.
*	Convertible Security Risk - risk of loss of principal before maturity.
*	Foreign Investment Risk - The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American
Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and
GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.
*	Risks Related to Investing in Canada - Because some of the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In

Prospectus Page 7

particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.
*	Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
*	Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-
custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
*	Health Care Industry Concentration(American Growth Cannabis Fund) -The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.
*	Early Close/Trading Halt Risk - An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Loss of some or all of the money you invest is a risk of investing in the American Growth Cannabis Fund. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.

Please see the Statement of Additional Information for further discussion of risks.

Risk/Return Bar Chart and Table*

The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for Class E shares for 1 year, 5 year and since inception (February 23, 2011) of the American Growth Cannabis Fund compared to those of the Standard and Poor’s 500 Index total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the bar chart. If the sales load and account fees were included, the returns would be less than those that are shown. On June 5, 2020, the Fund changed its investment strategy. The following chart does not reflect the new investment strategy and may not be indicative of the current portfolio. Updated performance information for the Fund is available at the Fund’s web site (www.americangrowthfund.com) or toll-free telephone number (800) 525-2406.

Prospectus Page 8

* The Fund’s performance includes pre-cannabis periods of performance during which the Fund was not pursuing an investment strategy primarily focused on cannabis-related investments.

Best calendar quarter ended 12/17: 25.88%. Worst calendar quarter ended 12/18: -22.47%. Year to date performance for the period ended 09/30/2020 was -0.93%.

Average annual total returns			Since Inception**
for the periods ended	One Year	Five Year**
December 31, 2019			(02/23/2011)
Class E Return before taxes*	-9.09%	-10.16%	-4.37%
Class E Return after taxes on
Distributions	-9.09%	-12.97%	-6.08%
Class E Return after taxes on
Distributions and Sale of Fund	-6.47%	5.19%	1.10%
Shares
Standard and Poor’s 500
Index (reflects no deduction	31.49%	11.70%	12.90%
for fees, expenses, or taxes)

*Assumes redemption at end of time period.

** For the periods shown prior July 29, 2016, the Fund returns reflect the Fund's performance prior to the change in the Fund's investment strategy to focus on the cannabis business.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; After-tax returns are shown for only Class E and after-tax returns for other Classes will vary.

The Investment Adviser

The investment adviser is Investment Research Corporation. The Investment Adviser and Underwriter are under common ownership and share many of the same employees.

Portfolio Manager

The Fund is managed by an Investment Advisory Committee made up of Timothy Taggart, the Advisor’s President and the Fund´s President, and Robert Fleck, an employee of the Adviser, who has both acted in this capacity since April of 2011.

Purchase and Sale of Fund Shares

When purchasing Fund shares there is no minimum initial or subsequent amount required. You can purchase and sell your shares on any business day through your financial adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO, 80203, by wire if the purchase or sale is over $1,000 or by calling 800-525-2406 if the purchase or sale is $5,000 or less. For more information please visit www.agfseries2.com.

Tax Consequences

Distributions from the Fund’s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus Page 9

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings What is the Fund’s investment objective?

The Fund’s investment objective, which is fundamental and cannot be changed without shareholder approval, is growth of capital. Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position. There is no assurance that the Fund will achieve its investment objective.

How does the Fund implement its principal investment objective?

In attempting to achieve its principal investment objective, the Fund will attempt to invest at least 80% of its assets (plus any borrowings for investment purposes) in the legal cannabis and hemp business. Securities convertible into common stocks traded on national securities exchanges or over-the-counter or REITs may also be utilized.

At the time of purchase, with respect to 80% of the Fund's total assets, the Fund will not purchase securities, other than U.S. Government Securities of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. We also do not invest more than 25% of the Fund’s assets in any one industry other than the Pharmaceutical, Botanical Medical Chemical and Biotechnology Industry Group. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

The Fund considers a company to be engaged in the legal cannabis business if the company derives at least 50% of its revenue from the legal cannabis and hemp industry. As of the date of this Prospectus, the Fund’s holdings do not include companies that grow or distribute cannabis within the United States. These companies exclude companies that are listed on exchanges where cannabis is legal but that have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws. The Fund will not invest in companies that violate anti-money laundering as defined by various laws. These companies may be domestic or foreign entities and are engaged in the legal cannabis business under national and local laws, including U.S. federal and state law, as applicable.

The legal cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (ii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iii) pharmaceutical applications of cannabis; (iv) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; and (v) products that may be used to consume cannabis.

The cannabis plant contains more than 100 different chemicals called cannabinoids. Each one has a different effect on the body. Some possible uses for cannabis related medicine may include treatments for Alzheimer’s disease, epilepsy, mental health conditions like PTSD and nausea to name a few. Some examples of the types of companies we may invest in are:

*	Pharmaceutical companies primarily engaged in the research, development, marketing and/or distribution of cannabis related drugs.
*	Botanical Medical Chemical companies primarily engaged in manufacturing cannabis bulk organic and inorganic medicinal chemicals and their derivatives and processing (grading, grinding, and milling) bulk botanical drugs.
*	Biotechnology companies engaged in the exploitation of cannabis biological processes for industrial and other purposes, especially the genetic manipulation of microorganisms for the production of antibiotics, hormones, etc.

Some examples of the other types of companies we may invest in (at a lesser extent) are:

*	Agriculture companies involved in the legal production of cannabis such as hemp.
*	Application Software companies that design/support the tracking of the cannabis plant and products.
*	Consulting firms specializing in the legal cannabis industries.

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*	Real Estate companies includes equity real estate investment trusts (REITs) and companies engaged in real estate development and operations involved in the legal cannabis industry.

“Hemp” refers to cannabis plants with a delta-9 tetrahydrocannabinol ("THC") concentration of not more than 0.3 percent on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof. Hemp can be grown as a renewable source for raw materials that can be incorporated into thousands of products. Its seeds and flowers are used in health foods, organic body care, and other nutraceuticals. The fibers and stalks are used in hemp clothing, construction materials, paper, biofuel, plastic composites, and more. Many CBD oil products are extracted from hemp, rather than other members of the cannabis family, as CBD dominates the plant’s makeup. The Fund may invest in REITs if the investment committee believes that it could be advantageous to the stockholders. These REITs could be involved in the areas of the legal cannabis and hemp business such as property development and rental or other legal endeavors associated with the legal cannabis and hemp business.

The Fund may invest in securities of other investment companies, including exchange-traded funds. The Fund’s equity investments will consist only of exchange traded equity securities of companies that are engaged in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not invest in companies that violate anti-money laundering as defined by various laws. The Fund will only invest in companies that list their securities on exchanges that require the companies’ compliance with all laws, rules and regulations applicable to their business, including U.S. federal and state laws.

These companies may be domestic or foreign entities and are engaged in the legal cannabis and hemp business under national and local laws, including U.S. federal and state law, as applicable. In addition to the principal investment strategy, the Fund may also invest in securities convertible into common stock in companies involved in the legal cannabis and hemp business. These securities may be issued by large companies and also small and mid-sized companies, micro-cap companies as well as REITs. Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position.

The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.

The Fund may invest in companies of all sizes. Investment Research Corporation, the Fund’s investment adviser (the Adviser or IRC), will choose securities that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over time.

Using the following approach, we look for companies having some of these characteristics:

*	Companies and/or securities involved legally in the cannabis and hemp business;
*	growth that is faster than the market as a whole and sustainable over the long term;
*	strong management team;
*	leading market positions and growing brand identities;
*	financial, marketing, and operating strength.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a temporary defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Moody Investors Service, Inc., Standard and Poor’s, or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund’s performance could be

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lower during periods when it retains or invests its assets in these more defensive holdings.

Risks

The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.

In addition, the legal cannabis business is a quickly growing and emerging business. As a result, there are additional risks that you should consider.

*	The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals,
Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group
and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.
*	General Risk - All investments are subject to inherent risk. Markets can trade in random or cyclical price patterns and prices can fall over time. The value of the American Growth Cannabis Fund can fluctuate as markets fluctuate over long and short periods of time.
*	Market Risk - the value of an investment may fluctuate. Overall market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
*	Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on the American Growth Cannabis Fund. Governmental and regulatory actions, including law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. Legislation or regulation may also change the way in which the
American Growth Cannabis Fund itself is regulated. The American Growth Cannabis Fund cannot predict the effects of any new governmental regulation or law that may be implemented on the ability of the American Growth Cannabis Fund to invest in certain assets, or the possible effect on our ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect the American Growth Cannabis Fund’s ability to achieve its investment objectives.
*	Cannabis and Hemp Industry Risks –
Cannabis-Related Risks
Although the Fund will not be investing in companies who are in the growth, processing or sale of medical or adult use cannabis under state authorized programs in the United States, including those cannabis touching companies listed on the Canadian Stock Exchange, the Fund intends to invest in certain companies who may provide products/services associated with the state regulated cannabis industry.
Cannabis remains illegal under United States federal law and a change in federal enforcement practices could significantly and negatively affect the value of the Fund. Despite the development of a cannabis industry legal under state laws, state laws legalizing medicinal and adult cannabis use are in conflict with the federal Controlled Substances Act (the “CSA”). Cannabis is categorized as a Schedule-I controlled substance under the CSA, as enforced by the Drug
Enforcement Agency (the “DEA”) and the United States Department of Justice (the “DOJ”). Under
the CSA, it is illegal to grow, process, sell, possess and consume cannabis. A Schedule-I controlled substance is defined under the CSA as a substance that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The CSA further defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” In addition, the revenue generated from these cannabis businesses would represent proceeds of a crime under federal law and, thus, a violation of United States anti-money laundering laws. However, over thirty states and the District of Columbia currently allow their citizens to use medical cannabis, and eleven states and the District of Columbia have legalized cannabis for adult use. As a result, this has created an unpredictable business-environment for dispensaries and cultivators that legally operate under state-laws but in violation of federal law. On August 29, 2013, United States Deputy Attorney General James Cole issued the Cole Memorandum to United States Attorneys guiding them to prioritize enforcement of federal law away from the medical cannabis industry operating as permitted under state law, so long as: • cannabis is not being distributed to minors and dispensaries are not located around schools and public buildings;

  the proceeds from sales are not going to gangs, cartels or criminal enterprises;
  cannabis grown in states where it is legal is not being diverted to other states;
  cannabis-related businesses are not being used as a cover for sales of other illegal drugs or illegal activity;

  there is not any violence or use of fire-arms in the cultivation and sale of marijuana;
  there is strict enforcement of drugged-driving laws and adequate prevention of adverse health consequences; and

• cannabis is not grown, used, or possessed on federal properties.

The Cole Memorandum was meant only as a guide in the medical marijuana space, not a rule of law, for United States Attorneys and did not alter in any way the DOJ’s federal authority to enforce federal law, including federal laws relating to medical or adult use cannabis, regardless of state law. Moreover, the Cole Memorandum also provided that it could not be used as a defense to any cannabis-related criminal prosecution.

On January 4, 2018, United States Attorney General Jefferson Sessions issued a Memorandum to United States Attorneys rescinding the Cole Memorandum, stating that federal United States prosecutors should follow well-established principles in effect prior to the issuance of the Cole Memorandum that govern all federal prosecutions in deciding which activities to prosecute under existing federal laws. Federal legislation has been proposed over the years to reschedule or de-schedule cannabis from the CSA, as well as to transform the Cole Memorandum into a rule of law. In addition, current United States Attorney General William Barr stated in a written response as part of his confirmation hearing that he does not intend to pursue the prosecution of those involved in the medical cannabis industry that are otherwise compliant with the Cole Memorandum. Nevertheless, there remains the risk of federal criminal prosecution of those in the medical or adult use cannabis business, which could have a negative impact on the value of the Fund.

Notwithstanding cannabis being illegal under United States federal law, the Rohrabacher-Farr amendment (now called the Rohrabacher-Blumenauer amendment) was appended to the federal budget bill starting in December 2014, and has been re-adopted every year ever since. This amendment limits the ability of the DOJ to interfere in states with businesses and individuals who participate in and comply with state-regulated medical cannabis programs. The amendment has been interpreted to prohibit the DOJ from using federal funds for the prosecution of businesses and individuals that are operating in accordance with state medical cannabis laws. In particular, in 2016, a federal appellate court upheld this funding restriction as a basis to overturn convictions of people involved in the state-regulated medical cannabis space. The Rohrabacher-Blumenauer amendment must be renewed annually unless federal legislation is adopted to formalize this restriction. Federal legislation has been proposed over the years to formalize the protection covered by this rider to the federal spending bill. Until that protection becomes law or if the amendment is not renewed in the future, the federal government’s enforcement of current federal laws could cause significant financial risk to the Fund. The Rohrabacher-Blumenauer amendment does not provide protection to those engaged in the adult use cannabis business.

Laws and regulations affecting the cannabis/marijuana industries are constantly changing, which could detrimentally affect the Fund, and we cannot predict the impact that future laws and regulations may have on the Fund. Local, state and federal cannabis laws and regulations are constantly changing and they are subject to evolving interpretations, which could require

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companies in which the Fund has invested to incur substantial costs associated with compliance or to alter one or more of their service/product offerings. In addition, violations of these laws, or allegations of such violations, could disrupt their business and result in a material adverse effect on the value of the Fund. We cannot predict the nature of any future United States local, state and federal laws, regulations, interpretations or applications, nor can we determine what impact additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on the business of the Fund. Any change in law or interpretation could have a material adverse impact on the value of the Fund.

If the licenses/permits of United States medical and adult use cannabis businesses are terminated or not renewed, there could be a risk to the value of the Fund. The ability to operate a medical and/or adult use cannabis business in the United States is dependent on the ability of those companies to maintain in good standing their state/local permits/licenses necessary for the operation of a medical or adult use cannabis business. Further, in order for these companies to retain their permits/licenses, they are required to comply with ongoing compliance and reporting requirements and ongoing regulation and oversight by certain state/local governmental authorities. Any failure to comply with any such regulatory requirements or any failure to maintain any such permits/licenses could have a material adverse impact on the value of the Fund. Participants in the United States cannabis industry have difficulty accessing the service of banks. Despite guidance issued by the Financial Crimes Enforcement Network of the United States Department of the Treasury in February 2014, mitigating the risk to banks/credit unions that do business with medical cannabis companies permitted under state law, as well as guidance from the DOJ noted above, banks/credit unions remain wary to accept funds from businesses in the cannabis industry, including those involved in hemp discussed more fully below. Because medical and adult use cannabis remain illegal under federal law, there remains a compelling argument that banks/credit unions may be in violation of the CSA and federal anti-money laundering laws when accepting for deposit, funds derived from the sale or distribution of medical and/or adult use cannabis. Consequently, businesses involved in the medical and adult use cannabis industries (and to some degree those in the hemp and hemp-derived product industry) continue to have trouble establishing and maintaining banking relationships. An inability to open and maintain bank accounts may make it difficult to do business with cannabis and hemp companies in the United States, which could adversely impact the value of the Fund.

Companies involved in the cannabis industry also face intense competition, may have substantial burdens on company resources due to litigation, as well as complaints or enforcement actions, all of which could adversely impact the value of the Fund.

Hemp-Related Risks

What is hemp under United States federal law? Botanically, hemp and marijuana come from the same species of plant, Cannabis sativa, but from different varieties or cultivars that have been bred for different uses. In fact, hemp and marijuana are genetically distinct forms of cannabis that differ by their use, chemical makeup, and differing cultivation practices. While marijuana generally refers to the psychotropic drug used in the medical and adult use cannabis businesses, growers cultivate hemp for use in production of many products, including foods and beverages, personal care products, nutritional supplements, fabrics, textiles, paper, construction materials, and other manufactured goods.

     There are about 500 natural components found within the Cannabis sativa plant, of which over 100 have been classified as “cannabinoids” (another word for chemicals unique to the plant). The two most well-known cannabinoids are delta-9-tetrahydrocannabinol (“THC”) and Cannabidiol (“CBD”). THC is the main psychoactive cannabinoid that gives users the “high” feeling, while CBD is the main non-psychoactive cannabinoid in cannabis and constitutes up to 40% of the plant’s extracts. CBD can derive from both marijuana and hemp, but this section will only focus on possible investments in businesses engaged in the growth, manufacture and sale of hemp and hemp-derived CBD.

     Although the 2018 Farm Bill federally legalized hemp and hemp derived products, issues remain with the growth and sale of hemp and hemp-based products. On December 20, 2018, the President signed into law the Agriculture Improvement Act of 2018 (the “2018 Farm Bill”), which became effective on January 1, 2019. Among other things, the 2018 Farm Bill amended certain

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federal laws relating to the production and marketing of hemp, as well as derivatives of the plant, including CBD. While most of these amendments involve the growth/production of hemp, certain amendments involve the sale of hemp and hemp-derived products. Importantly, the 2018 Farm Bill defines “hemp” as “the plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, whether growing or not, with a [THC] concentration of not more than 0.3 percent on a dry weight basis”.

From its inception, the CSA classified both “marijuana” and THC as Schedule I controlled substances. Before Congress passed the 2018 Farm Bill, the CSA defined “marijuana” in relevant part as “all parts of the plant Cannabis sativa L., whether growing or not; the seeds thereof; the resin extracted from any part of such plant; and every compound, manufacture, salt, derivative, mixture, or preparation of such plant, its seeds or resin.” Under this definition, hemp was a controlled substance and, thus, could not be manufactured, possessed, or distributed, and the handling of any funds generated from such sales would violate federal anti-money laundering laws.

     The 2018 Farm Bill expressly removed hemp from the CSA definition of “marijuana.” It also carved-out an exception for the low levels of THC found in hemp. This means that hemp is no longer an illegal substance under United States federal law. Further, the production, sale, and distribution of hemp is no longer subject to the enforcement or regulatory oversight of the DEA. Instead, as discussed below, the 2018 Farm Bill delegates those responsibilities to the Secretary of Agriculture (the “Secretary”).

The Agricultural Marketing Act of 1946 (the “AMA”)

     The bulk of the hemp-related changes promulgated by the 2018 Farm Bill are in the amendments to the AMA. Among other things, Congress enacted the AMA to provide a “sound, efficient, and privately operated system for distributing and marketing agricultural products.” Under the 2018 Farm Bill, there are six major hemp-related amendments to the AMA: (1) the definition of “hemp”; (2) the creation, approval, and compliance with state hemp “plans”; (3) the creation, approval, and compliance with a federal hemp “plan”; (4) the regulatory authority of the Secretary of Agriculture; (5) the transportation of hemp products in interstate commerce; and (6) the effect of the 2018 Farm Bill on other laws, particularly the Federal Food, Drug, and Cosmetic Act (the “FD&C Act”). Each of the six major hemp-related amendments could impact the business of the Fund.

First, the 2018 Farm Bill established a definition of “hemp”:

The plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, whether growing or not, with a [THC] concentration of not more than 0.3 percent on a dry weight basis.”

Any hemp companies that are selling raw or refined hemp that does not fit the above definition of hemp will be violating the CSA and federal anti-money laundering laws, which could put an investment in one of those companies at risk and thus impact the value of the Fund.

     Second, the 2018 Farm Bill offers primary regulatory authority over the growth/production of hemp to each individual state. Under the 2018 Farm Bill, this authority must be expressed in a “plan” under which the particular state monitors and regulates the growth/production of hemp. A state plan must include (1) a practice to maintain relevant land information where hemp is produced; (2) a procedure for testing THC levels of hemp; (3) a procedure for disposing non-compliant hemp plants; (4) enforcement procedures for violations; (5) a procedure for annual, random sample testing to ensure compliance; (6) a procedure for sharing information with the federal government; and (7) a certification that the state has the resources to carry out its plan. The 2018 Farm Bill also allows states to include any other practice or procedure so long as the practice or procedure is “consistent with this subtitle.” Indeed, the 2018 Farm Bill expressly allows

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states to enact more stringent hemp laws without facing federal preemption. The Secretary must either approve or reject a state plan within 60 days after submission. The Secretary announced that the Department of Agriculture intended to issue its regulations in August 2019, but it has yet to do so. State plans will not be approved until the Department of Agriculture promulgates its regulations. Thus, hemp companies may be in a state of flux regarding their compliance with federal and state law, both of which are subject to change upon the full implementation of the 2018 Farm Bill.

     Third, the 2018 Farm Bill provides that, in states without approved plans, hemp producers must comply with a federal plan established by the Secretary. Until one year after the Secretary establishes a federal plan, the 2014 Farm Bill remains in effect. That said, nothing in the 2018 Farm Bill suggests that the 2014 Farm Bill prohibits selling hemp-CBD, but this lack of clarity presents a risk to the Fund.

     Fourth, the 2018 Farm Bill, as noted, gives the Secretary sole authority to promulgate federal regulations that relate to the growth/production of hemp. The 2018 Farm Bill has also shifted enforcement and regulatory authority away from the DEA and towards the Food and Drug Administration (the “FDA”) when it comes to hemp-derived finished products, which may present issues for these companies as set forth more fully below depending upon what regulations the FDA may promulgate and ultimately enforce.

     Fifth, the 2018 Farm Bill expressly provides that it does not prohibit interstate commerce of hemp. Even further, the 2018 Farm Bill also forbids states from prohibiting the transportation or shipment of hemp or hemp products, including hemp-CBD, through the state if produced in accordance with the 2018 Farm Bill. Until full implementation of the 2018 Farm Bill, there may be uncertainty regarding the transportation of hemp products around the United States, which may present a financial risk to those hemp companies in which the Fund invests.

     Finally, the 2018 Farm Bill provides that it does not affect the FD&C Act, among other things, as well as the authority of the Commissioner of Food and Drugs to promulgate regulations and guidelines under the FD&C Act. The United States Congress explicitly preserved the FDA’s current authority to regulate products containing cannabis or cannabis-derived compounds under the FD&C Act such as food, beverages and dietary supplements as discussed further as follows.

The potential impact of the FD&C Act on the growth and sale of hemp and hemp-derived products. The FD&C Act establishes a comprehensive federal scheme to regulate food, drugs, and cosmetics, among other things. Under the FD&C Act, the introduction of “new drugs” into interstate commerce without meeting certain regulatory approvals is prohibited. In addition, the FD&C Act proscribes the introduction of adulterated or misbranded drugs into interstate commerce. With the passing of the 2018 Farm Bill, the FDA issued a statement “clarifying” its position on the regulation of products containing cannabis and cannabis-derived products (the “Statement”).

     The Statement begins with the broad proposition that the FDA will “treat products containing cannabis or cannabis-derived compounds as we do any other FDA-regulated products” regardless of the source of the substance. Despite this position, the Statement recognizes the “growing public interest in cannabis and cannabis-derived products, including [CBD],” as well as the “potential opportunities that cannabis or cannabis-derived products.” The FDA then promises to “continue to take steps to make the pathways for the marketing of these products more efficient.” Conservative estimates suggest that it will take another 18-24 months for the FDA to implement these steps; the FDA has a designated group to review the issue.

     Substantively, the Statement provides that “[c]annabis and cannabis-derived products claiming in their marketing and promotion materials that they are intended for use in the diagnosis, cure, mitigation, treatment, or prevention of diseases (such as cancer, Alzheimer’s disease, psychiatric disorders and diabetes) are considered new drugs or new animal drugs and must go

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through the FDA drug approval process for human or animal use before they are marketed in the U.S.” The Statement also provides that “it’s unlawful under the FD&C Act to introduce food containing added CBD or THC into interstate commerce, or to market CBD or THC products as, or in, dietary supplements. . . . because both CBD and THC are active ingredients in FDA-approved drugs (Epidiolex) and were the subject of substantial clinical investigations before they were marketed as foods or dietary supplements.” Considering that the FDA considers CBD a drug and that ingestible products cannot be sold with CBD in them unless and until they receive regulatory approval, there is regulatory and financial risk to any company selling such products and, thus, to the Fund’s investment in those companies.

That said, a careful reading of the Statement suggests that the FDA’s enforcement priorities involve only the most serious health claims. In fact, since 2015, the FDA has issued warning letters to twenty-two different entities: six in 2015, eight in 2016, four in 2017, one in 2018, and (to date) four in 2019 thus far. A cursory reading of these letters supports the above conclusion that the FDA is mainly focusing on serious health claims. At bottom, “when a product is in violation of the FD&C Act, the FDA considers many factors in deciding whether or not to initiate an enforcement action. Those factors include, among other things, agency resources and the threat to the public health.” Although the FDA has focused only on sending cease and desist letters to date regarding the marketing of CBD products, there is a risk that the FDA changes it position and seeks to further enforce the FD&C Act in a manner that has not been done to date regarding cannabis-infused products.

On May 31, 2019, the FDA conducted hearings on, among other things, CBD. The FDA is committed to review this issue further and to develop regulations to oversee the use of CBD. Unfortunately, there is no definitive timeframe for the FDA to take action and provide further guidance on the sale of CBD products. Certain companies who are in the hemp business have taken the position that their sale of hemp derived products predates the FDA’s approval of Epidiolex and are thus otherwise permitted. No court has addressed the respective positions of the FDA and the hemp industry. FDA regulations or an adverse court decision regarding the position of the hemp industry could impact the value of the Fund.

Potential impact of state laws until implementation of the 2018 Farm Bill. As noted above, the 2014 Farm Bill will remain intact until one year after a federal plan is established. Before Congress passed the 2018 Farm Bill, many states enacted hemp-related statutes in accordance with the 2014 Farm Bill. The 2014 Farm Bill permitted qualifying individuals and entities—through state agricultural pilot programs—to grow, cultivate, and market industrial hemp for research purposes only.

Most state hemp laws and regulation are, therefore, tailored specifically to conform to the 2014 Farm Bill requirements, including the research requirement. Because the 2014 Farm Bill offered little detail about the limitations and restrictions of its applicability, including what qualifies as “market research,” multiple federal agencies and the DOJ filed a Statement of Principles on Industrial Hemp to clarify. Among other things, the statement explained that the 2014 Farm Bill permits the sale of industrial hemp in states with an agricultural pilot program for the purpose of market research, but prohibits general commercial activity, as well as the inter-state transportation of hemp plants and seeds.

Importantly, the 2014 Farm Bill, as well as most of the state analogs, contemplate the growth and cultivation of industrial hemp, not the commercial sale or distribution of hemp or hemp products. It is, thus, unclear whether companies in which the Fund invests are subject to the 2014 Farm Bill, as well as the state analogs if they were to start selling hemp-based CBD-infused products before implementation of the 2018 Farm Bill. This lack of clarity is exacerbated by the few states that have passed hemp laws, apparently in accordance with the 2014 Farm Bill, which contemplate the sale of hemp and hemp products.

As for state controlled substances laws, which apply more directly to the sales by companies (in which the Fund may invest) of hemp-CBD products, the question is whether states may classify hemp as a controlled substance despite the 2018 Farm Bill. Before the 2018 Farm Bill, many states carved out an exception to their marijuana drug laws for industrial hemp produced in

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accordance with the 2014 Farm Bill and their respective state programs. States did so by (1)
amending their drug laws expressly to exclude industrial hemp grown in compliance with state pilot programs from the definition of “marijuana”; (2) including a provision in their hemp laws removing industrial hemp grown in compliance with state pilot programs from the definition of
“marijuana”; (3) including a provision in their hemp laws that provided immunity from prosecution if the grower or processor complied with state law; or (4) a combination of the previous three.
Those states that have tied the definition of “marijuana” to compliance with their state hemp laws are in question because, under the 2018 Farm Bill, hemp is not a controlled substance even if an entity does not comply with a state hemp program. Nevertheless, this lack of certainty and risk will remain until the 2018 Farm Bill is fully implemented.
*	Emerging Market Risk - Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
*	Industry and Security Risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. The Fund may have significant holdings in certain industries and thus may be more susceptible to volatility in those industries, and thus more susceptible to losses.
*	Management and Selection Risk — The risk that the securities selected by the Fund’s management may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
*	Large Cap Company Risk - Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
*	Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.

*	Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure.

*	Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies.
*	REITs Risk – Under its modified fundamental investment policies, the American Growth Cannabis
Fund may invest in REITs (Real Estate Investment Trust), including Equity REITs and Mortgage
REITs. Equity REITs invest directly in property while Mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income. REITS are dependent on management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-
liquidation. REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise.
Conversely, when interest rate rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.
*	Exchange -Traded Funds (“ETFs”) - ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Investments in ETFs are subject to a variety of risks, including risks associated with the underlying securities that the ETF holds.
The Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. Also, ETFs that track particular indices typically will be unable to match the

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performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF. In addition, the ability of the
Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.
*	Investments in Other Investment Companies Risk - The Fund’s investments in other investment companies will be subject to the risks of the purchased investment company’s portfolio securities.
The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.
*	New Issuer Risk – New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.
*	Pharmaceutical Company Risk - Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug
Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.
*	Recent Market Conditions - An outbreak of respiratory disease caused by a novel coronavirus
(COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession, which may have a material adverse effect on the performance and financial condition of the securities in which the
Fund invests, and on the overall performance of the Fund.
*	Recent Market Conditions - An outbreak of respiratory disease caused by a novel coronavirus
(COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession, which may have

Prospectus Page 19

a material adverse effect on the performance and financial condition of the securities in which the
Fund invests, and on the overall performance of the Fund.
*	Liquidity Risk – The American Growth Cannabis Fund may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.
*	Convertible Securities Risk - Convertible securities have the risk of loss of principal at maturity, but this loss is limited to the value of the bond floor.
*	Foreign Investment Risk - The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American
Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and
GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.
*	Risks Related to Investing in Canada - Because some of the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.
*	Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
*	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to
Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-
custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
*	Health Care Industry Concentration - The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.
*	Early Close/Trading Halt Risk - An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Loss of some or all of the money you invest is a risk of investing in the American Growth Cannabis Fund Before you invest in the Fund you should carefully evaluate the risks associated with investing in companies involved in the legal cannabis and hemp business.

Please see the Statement of Additional Information for further discussion of risks associated with investing in companies involved in the legal cannabis business.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI which is available on the Fund’s website, www.americangrowthfund.com.

Prospectus Page 20

Annual Fund operating expenses

For the year ended July 31, 2020 the Fund paid $5,991 in administrative expenses and $7,871 in investment advisory fees. A Fee Waiver Agreement was executed August 1, 2019 and currently ends July 31, 2021 unless it is extended. It may not be modified or terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”). The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred. For the year ended July 31, 2020 the investment advisor waived $7,871 for the annual compensation for investment advice. Distribution and service fees for the year ended July 31, 2020 for Class E were $2,827. Directors fees for the year ended July 31, 2020 were $1,612. Other expenses totaled $82,337 which were $4,494 in office expenses, $4,695 in transfer agent fees, $4,165 in accounting fees, $5,296 in custodian fees, $4,791 in auditing fees, $37,423 in legal fees, and $15,350 other dues, fees and subscriptions and $6,123 in miscellaneous expenses. The Expense Ratio, which reflects the effect of expenses paid directly by the Fund, for the year ended July 31, 2020 for Class E was 12.79%, without the fee waiver, and 11.79%, with the fee waiver.

Management, Organization, and Capital Structure The Investment Adviser

Investment Research Corporation ("IRC") has been the Adviser for the Fund since American Growth Fund, Inc., American Growth Cannabis Fund’s inception in 2011. IRC is located at 1636 Logan Street, Denver, CO 80203. The Fund offers one class of shares.

If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”).

The Adviser further agreed that such fee waiver arrangement for the Fund is effective as of August 1, 2019 and shall continue at least through July 31, 2021.

The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred.

The Fund has an agreement to pay IRC an annual fee for its services based on a percentage of the Fund’s Class E average net assets. Under the investment Advisory contract with IRC, IRC will receive annual compensation for investment advice on this class, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s Class E average annual net assets and 0.75% of such assets in excess of $30 million.

On April 12, 2011 the Investment Committee began providing investment advice to the senior portfolio manager of the Fund. The members of the Investment Committee are Timothy Taggart and Robert Fleck. On October 22, 2020, the Board of Directors reviewed and approved the expenses to be reimbursed by the Fund to IRC as well as the Investment Advisory Agreement with IRC. A discussion regarding the

Prospectus Page 21

basis for the Board of Directors approving the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the half- year ended January 31, 2020.

IRC may compensate third party Advisers from IRC’s own revenue for assisting IRC in establishing relationships with other third party investment Advisers and/or sub-manager programs and disseminating information concerning IRC to financial professionals.

The American Growth Cannabis Fund and the Adviser have a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering without prior written consent or from profiting from the purchase and sale of the same security within one calendar day. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund’s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

How is the Fund managed?

The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors.

Portfolio Manager

The Fund is managed by IRC through an Investment Advisory Committee, which is made up of; Timothy Taggart, the Fund’s President who has been a member of the Investment Committee since September of 2010 and is the President of the Fund’s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, employee of the Adviser and Investment Committee member since September 2010. Mr. Taggart and Mr. Fleck are jointly and primarily responsible for portfolio management.

Since April 12, 2011, Mr. Taggart has been responsible for managing the Fund’s security portfolio through his positions with IRC, and the Fund’s Investment Committee; and directing the distribution of Fund shares through his positions with WCB. Mr. Taggart serves on the Board of Directors for IRC, as Treasurer and Chief Compliance officer as well as on the Board of Directors for WCB as President and Chief Compliance Office.

Since April 12, 2011, Mr. Fleck has been responsible for managing the Fund’s security portfolio through his positions with IRC, and the Fund’s Investment Committee. Mr. Fleck served as President and CEO of World Capital Advisors, LLC., a registered Investment Adviser. Additional information is available in the Statement of Additional Information available on the Fund’s web site at www.americangrowthfund.com or by calling 800-525-2406.

Chief Compliance Officer

Michael L. Gaughan is the Fund’s Chief Compliance Officer (CCO). The Fund’s CCO seeks to ensure that policies and guidelines, set forth by the CCO and the Board of Directors, that guard against violations of federal securities laws, are adhered to. These policies and procedures are annually reviewed by the CCO and the Board of Directors to determine their adequacy and their effectiveness.

Shareholder Information Pricing of Fund Shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day, you will pay that day’s closing share price, which is based on the Fund’s net asset value (“NAV”). If we receive your order after the close of trading, you will pay the next business day’s price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund’s NAV per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets (both traded and non-traded) in the Fund’s portfolio, deducting all liabilities, and

Prospectus Page 22

dividing the resulting number by the shares outstanding. The result is the NAV per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by our board of directors. Any debt securities that have a maturity of less than 60 days are priced at amortized cost. We price all other securities at their fair value if no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, using a method approved by the board of directors. Non-traded REIT share prices are typically determined when the offering is launched and those prices may be more or less than the value of the properties within the portfolio at any given time. When pricing a non-traded REIT we use fair value, the amount expected in a current sale, and will engage an outside, third party as needed with the final decision resting with the Fund’s Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Purchase of Fund Shares

The Fund reserves the right to deny the opening of any account for any person it deems necessary. The Fund reserves the right to limit large purchases of the Fund.

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail

Complete an investment application and mail it with your check, made payable to American Growth Fund, Inc. naming the American Growth Cannabis Fund, Class E shares as the shares you wish to purchase, to American Growth Fund, Inc., 1636 Logan Street, Denver CO, 80203. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire

Ask your bank to wire the amount you want to invest to UMB Bank, NA, ABA #101000695 A/C #9871691527. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call Shareholder Services at 1-800-525-2406 so we can assign you an account number.

Please read the complete Prospectus before investing.

Special Services Available when Purchasing Fund Shares

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.

Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as direct transfers from your bank account.

Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you may have your distributions reinvested in your account unless the Board declares a cash dividend in which case you would receive a check. Any shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances,

Prospectus Page 23

you may reinvest dividends only into like classes of shares.

Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.

Retirement Plans

The American Growth Cannabis Fund may not be suitable and is not recommended for your retirement plan. If you feel otherwise you should consult with your financial adviser and/or tax professional before investing in the American Growth Cannabis Fund. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information please consult your financial adviser and/or tax professional, or call 1-800-525-2406.

How to Redeem Shares
Through your financial adviser

Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.

By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 1636 Logan Street, Denver, CO, 80203. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

By phone

You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Generally, all redemptions will be for cash. The Fund expects to satisfy all redemption requests, assuming they are in good order, under both regular market conditions as well as in stressed market conditions, by selling portfolio assets or by using holdings of cash or cash equivalents.

If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares’ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for

Prospectus Page 24

purposes of this formula will be the NAV of the shares you are actually redeeming. A medallion guarantee is not the same as a notary.

Please Note: certificates shares can only be sold after verification that they are legitimate and have not been previously reported lost or stolen.

Account Minimum

If you redeem shares and your account balance falls below a minimum of $1000, and stays there for a period of 12 months or longer, the Fund may redeem your account 30 days after written notice to you.

Dividends and Distributions

The Fund’s policy is to declare and pay income dividends and capital gains distributions to its shareholders in December of each calendar year unless the board of directors of the Fund determines that it is to the shareholders’ benefit to make distributions on a different basis.

Unless the shareholder on his or her application or in writing previously requests dividend and distribution payments in cash, income dividends and capital gains distributions may be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date unless the Board declares a Cash distribution in which case you would receive a check. If no instructions are given on the application form, applicable income dividends and capital gains distributions will be reinvested.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets). We will send you a statement each year by January 31st detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Distributions by the Fund, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax.

Frequent Purchases and Redemptions of Fund Shares

The Fund is not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that American Growth Fund, Inc. has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of a mutual fund’s shares may lead to increased costs to that fund and less efficient management of the fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The Fund’s Board of Directors has not adopted policies or procedures with respect to frequent purchases and redemptions by Fund shareholders. Due to the size of the Fund the Board feels that the Fund’s best interests are better served by allowing the Management of the Fund to monitor such trading activity. If at any time the Management of the Fund feels that a trade or an account is, or could, adversely affect the Fund’s performance through frequent purchasing and redeeming of Fund shares significantly increasing the costs of processing share purchase and/or redemption transactions, management reserves the right to reject the trade, suspend trading of the account(s) for a specified period of time, or both. Rejection of a trade and/or suspension(s) of trading activity will cause a letter to be promptly issued to the party(ies) involved.

The Fund has no agreement with any person(s) or corporate entity that would allow for frequent purchases and redemptions of Fund shares.

Prospectus Page 25

Distribution Arrangements Sales Charges

Class E

Class E shares have an up-front sales charge of up to 5.75% that you pay when you buy shares. The offering price for Class E shares includes the front-end sales charge.

Class E shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets. Purchase of Class E Shares in an amount equal to investments of $1,000,000 or more are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase.

Additionally, IRC reserves the right to waive the front-end sales charge on purchases by IRC employees and members of the Board of Directors of The American Growth Fund.

The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class E Sales Charges

	Sales charge as % of	Sales charge as % of	Dealers commission as
Amount of purchase	offering price	amount invested	% of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than
$100,000	4.50%	4.71%	3.75%
$100,000 but less than	3.50%	3.63%	2.75%
$250,000
$250,000 but less than	2.50%	2.56%	2.00%
$500,000
$500,000 but less than	2.00%	2.04%	1.60%
$1,000,000
$1,000,000 and over	0.00%	0.00%	0.00%

This information is also available free of charge at www.americangrowthfund.com.

Financial Highlights

The financial highlight table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period ended July 31, 2020 has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request by contacting the Fund at 800-525-2406 or on the Fund’s web site, www.americangrowthfund.com.

Class E
	Year Ended
	July 31,

	2020	2019	2018	2017	2016
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.95	$3.85	$4.04	$11.15	$12.28
Income gain (loss) from investment operations:
Net investment loss[3]	(0.36)	(0.36)	(0.58)	(0.64)	(0.78)
Net realized and unrealized gain (loss)	0.01	0.46	0.39	(0.61)	(0.35)

Prospectus Page 26

Total income gain (loss) from investment
operations	(0.35)	0.10	(0.19)	(1.25)	(1.13)
Distributions:
Long-term capital gains distributions	-	-	-	(5.73)	-
Return of capital distributions	-	-	-	(0.13)	-
Total distributions	-	-	-	(5.86)	-
Net Asset Value, End of Period	$3.60	$3.95	$3.85	$4.04	$11.15
Total Return at Net Asset Value[1]	(8.9)%	2.6%	(4.7)%	(23.8)%	(9.2)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$851	$954	$765	$589	$1,225
Ratio to average net assets:
Net investment loss (After Fee Waiver)[3]	(10.71)%	(8.87)%	(14.30)%	(13.37)%	(7.00)%
Expenses (Before Fee Waiver)	12.79%	9.90%	15.15%	14.53%	8.94%
Expenses (After Fee Waiver)	11.79%[4]	9.90%	15.15%	14.53%	8.94%
Portfolio Turnover Rate[4]	54%	16%	8%	151%	0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2020, aggregated $368,319 and $646,783, respectively.

3. Per share amounts have been calculated using the Average Shares Method.

4. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

Understanding the Financial Highlights

The tables on the preceding page itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate:

*	share prices at the beginning of the period;
*	investment income and capital gains or losses;
*	distributions of income and capital gains paid to shareholders; and
*	share prices at the end of the period.

The tables also include some key statistics for the period as appropriate:

*	Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions
*	Expense Ratio - operating expenses as a percentage of average net assets;
*	Net Investment Income Ratio - net investment income as a percentage of average net assets; and
*	Portfolio Turnover - the percentage of the Fund’s buying and selling activity.

Proxy Voting

A discussion on Proxy Voting can be found on Page 19 of the Fund’s Statement of Additional Information. The Statement of Additional Information, as well as how the Fund issued votes for the year ended June 30, 2020, can be obtained by calling 800-525-2406 or by visiting the Fund’s web site at www.americangrowthfund.com.

Escheatment

Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws,

Prospectus Page 27

including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.

Prospectus Page 28

American Growth Fund, Inc.		TRANSFER AGENT
1636 Logan Street		Fund Services, Inc.
Denver, CO 80203		8730 Stony Point Parkway
800.525.2406		Stony Point Bldg. III
303.626.0600		Suite # 205
303.626.0614	Fax	Richmond, Va. 23235
DISTRIBUTOR		CUSTODIAN
World Capital Brokerage, Inc.		UMB Bank NA Investment Services Group
1636 Logan Street		928 Grand Blvd
Denver, CO 80203		Fifth Floor
303.626.0631		Kansas City, MO 64106
888.742.0631		INDEPENDENT REGISTERED
303.626.0614	Fax	PUBLIC ACCOUNTING FIRM
INVESTMENT ADVISER		Tait, Weller & Baker LLP
Investment Research Corporation		Two Liberty Place
1636 Logan Street		50 South 16th Street, Suite 2900
Denver, CO 80203		Philadelphia PA 19102-2529
303.626.0632

Additional information about the Fund’s investments is available in American Growth Fund’s annual and semi-annual reports to shareholders. In American Growth Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can find more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund or shareholder inquiries, you can write to us at 1636 Logan Street, Denver, CO 80203, email us at info@americangrowthfund.com or view/print the annual, semi-annual and the statement of additional information online at http://www.agfseries2.com/download.htm, or call us, toll-free, at 800-525-2406. Requests to mail or email the Statement of Additional Information, Annual Report or Semi-Annual Report will be processed and mailed, without charge, within three business days of your request via first-class mail. You may also obtain additional information about the Fund from your financial adviser.

Information about the Fund’s investments is available in the Fund’s Annual Report and Semi-Annual reports to shareholders (as well as the Fund’s Statement of Additional Information) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Shareholder Service Center

Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:00 p.m. Mountain time at 800-525-2406.

*	For fund information; literature, price, and performance figures.
*	For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

Prospectus Page 29

American Growth Cannabis Fund
Class E AMREX

Statement of Additional Information – November 30, 2020

This Statement of Additional Information is not a prospectus. Prospective investors should read this
Statement of Additional Information only in conjunction with the Prospectus of the American Growth
Cannabis Fund of American Growth Fund, Inc. (the "Fund") dated November 30, 2020. A copy of the
Prospectus may be obtained at no cost by writing World Capital Brokerage, Inc. (the "Distributor"), 1636
Logan Street, Denver, Colorado 80203, or by calling 800-525-2406 or on the Fund’s web site,
www.americangrowthfund.com.

A
ADDITIONAL INVESTMENT INFORMATION, 12
AUTOMATIC CASH WITHDRAWAL PLAN, 24
B
BOARD OF DIRECTORS, 17
BROKERAGE, 27
C
CALCULATION OF NET ASSET VALUE, 28
CLASSIFICATION, 2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES, 19
D
DISCLOSUE OF PROTFOLIO HOLDINGS, 15
DISTRIBUTION OF SHARES, 22
DISTRIBUTION PLANS, 25
DIVIDENDS, DISTRIBUTIONS AND TAXES, 29
F
FUND HISTORY, 2
I
INVESTMENT ADVISORY AGREEMENT, 20
INVESTMENT RISKS, 4
INVESTMENT STRATAGIES, 2
M
MANAGEMENT OF THE FUND, 15
O
OTHER SERVICE PROVIDERS, 22
P
PERFORMANCE DATA, 31
PORTFOLIO MANAGERS, 22
PORTFOLIO TURNOVER, 14
PRINCIPAL UNDERWRITER, 21
PROXY VOTING POLICIES, 19
R
RETIREMENT PLANS, 24
S
SECURITIES LENDING, 22
SERVICE AGREEMENTS, 21
T
TEMPORARY DEFENSIVE POSITION, 14

Prospectus Page 1

FUND HISTORY

American Growth Fund, Inc. was organized and incorporated in the State of Maryland in 1958. The American Growth Cannabis Fund was established in February of 2011 as a diversified, open-end, mutual fund. In July of 2016 the American Growth Cannabis Fund reorganized into a diversified mutual fund focused on the legal cannabis business.

CLASSIFICATION

The American Growth Cannabis Fund is a diversified, open-end management mutual fund.

INVESTMENT STRATEGIES

In attempting to achieve its principal investment objective, the Fund will attempt to invest at least 80% of its assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies engaged in legal cannabis and hemp related businesses. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries. As of the date of this Prospectus, the Fund’s holdings do not include companies that grow or distribute cannabis within the United States. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws.

The legal cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (ii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iii) pharmaceutical applications of cannabis; (iv) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; and (v) products that may be used to consume cannabis. “Hemp” refers to cannabis plants with a delta-9 tetrahydrocannabinol ("THC") concentration of not more than 0.3 percent on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof.

The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries.

The cannabis plant contains more than 100 different chemicals called cannabinoids. Each one has a different effect on the body. Some possible uses for cannabis related medicine may include treatments for Alzheimer’s disease, epilepsy, mental health conditions like PTSD and nausea to name a few. Some examples of the types of companies we may invest in are:

*	Pharmaceutical companies primarily engaged in the research, development, marketing and/or distribution of cannabis related drugs.
*	Botanical Medical Chemical companies primarily engaged in manufacturing cannabis bulk organic and inorganic medicinal chemicals and their derivatives and processing (grading, grinding, and milling) bulk botanical drugs.
*	Biotechnology companies engaged in the exploitation of cannabis biological processes for industrial and other purposes, especially the genetic manipulation of microorganisms for the production of antibiotics, hormones, etc.

Some examples of the other types of companies we may invest in (at a lesser extent) are:

*	Agriculture companies involved in the legal production of cannabis such as hemp.
*	Application Software companies that design/support the tracking of the cannabis plant and products.
*	Consulting firms specializing in the legal cannabis industries.
*	Real Estate companies includes equity real estate investment trusts (REITs) and companies engaged in real estate development and operations involved in the legal cannabis industry.

“Hemp” refers to cannabis plants with a delta-9 tetrahydrocannabinol ("THC") concentration of not more than 0.3 percent on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof. Hemp can be grown as a renewable source for raw

Statement of Additional Information Page 2

materials that can be incorporated into thousands of products. Its seeds and flowers are used in health foods, organic body care, and other nutraceuticals. The fibers and stalks are used in hemp clothing, construction materials, paper, biofuel, plastic composites, and more. Many CBD oil products are extracted from hemp, rather than other members of the cannabis family, as CBD dominates the plant’s makeup. The Fund may invest in REITs if the investment committee believes that it could be advantageous to the stockholders. These REITs could be involved in the areas of the legal cannabis and hemp business such as property development and rental or other legal endeavors associated with the legal cannabis and hemp business.

The Fund’s equity investments will consist only of exchange traded equity securities of companies that are engaged in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not invest in companies that violate anti-money laundering as defined by various laws. The Fund will only invest in companies that list their securities on exchanges that require the companies’ compliance with all laws, rules and regulations applicable to their business, including U.S. federal and state laws.

The fund may have exposure to emerging market issuers. In addition to the principal investment strategy, the Fund may also invest in securities convertible into common stock in companies involved in the legal cannabis and hemp business. These securities may be issued by large companies and also small and mid-sized companies, micro-cap companies as well as REITs. Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position. The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.

There are several reasons that could cause the Adviser to sell all, or a portion of, a position of the Fund’s portfolio holdings. These reasons include, in the Adviser’s opinion, one or more of the following occurs: (i) the company no longer meets the investment criteria defined above; (ii) a particular security has achieved the Adviser’s investment expectations; (iii) the reason(s) for maintaining the position is/are no longer valid; (iv) the Adviser’s view of the business fundamentals or management of the underlying company changes; (v) a more attractive investment opportunity is found; (vi) general market conditions trigger a change in the Adviser’s assessment criteria; (vii) for other portfolio management reasons; or (viii) the Fund requires cash to meet redemption requests.

These companies may be domestic or foreign entities and are engaged in the legal cannabis and hemp business under national and local laws, including U.S. federal and state law, as applicable.

At the time of purchase, with respect to 80% of the Fund's total assets, the Fund will not purchase securities, other than U.S. Government Securities of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. We also do not invest more than 25% of the Fund’s assets in any one industry other than the Pharmaceutical, Botanical Medical Chemical and Biotechnology Industry Group. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

The Fund may invest in REITs if the investment committee believes that it could be advantageous to the stockholders. These REITs could be involved in the areas of the legal cannabis business such as property development and rental or other legal endeavors associated with the cannabis business. Consistent with its investment objective, policies, and restrictions, the Fund also may invest in securities, such as Exchange Traded Funds (“ETFs”).

Using the following approach, we look for companies having some of these characteristics:

*	Companies and/or securities involved legally in the cannabis and hemp business;
*	growth that is faster than the market as a whole and sustainable over the long term;
*	strong management team;
*	leading market positions and growing brand identities;
*	financial, marketing, and operating strength.

Statement of Additional Information Page 3

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Moody Investors Service, Inc., Standard and Poor’s, or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund’s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.

INVESTMENT RISKS

The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.

The company may invest in companies of all sizes. The legal cannabis business is a quickly growing and emerging business. As a result, there are additional risks that you should consider. Some of these risks are;

*	General Risk - All investments are subject to inherent risk. Markets can trade in random or cyclical price patterns and prices can fall over time. The value of the American Growth Cannabis Fund can fluctuate as markets fluctuate over long and short periods of time.
*	Market Risk - the value of an investment may fluctuate. Overall market risks may affect the value of the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
*	Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on the American Growth Cannabis Fund. Governmental and regulatory actions, including law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. Legislation or regulation may also change the way in which the
American Growth Cannabis Fund itself is regulated. The American Growth Cannabis Fund cannot predict the effects of any new governmental regulation or law that may be implemented on the ability of the American Growth Cannabis Fund to invest in certain assets, or the possible effect on our ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect the American Growth Cannabis Fund’s ability to achieve its investment objectives.
*	Cannabis and Hemp Industry Risks –
Cannabis-Related Risks
Although the Fund will not be investing in companies who are in the growth, processing or sale of medical or adult use cannabis under state authorized programs in the United States, including those cannabis touching companies listed on the Canadian Stock Exchange, the Fund

Statement of Additional Information Page 4

intends to invest in certain companies who may provide products/services associated with the state regulated cannabis industry.

Cannabis remains illegal under United States federal law and a change in federal enforcement practices could significantly and negatively affect the value of the Fund. Despite the development of a cannabis industry legal under state laws, state laws legalizing medicinal and adult cannabis use are in conflict with the federal Controlled Substances Act (the “CSA”). Cannabis is categorized as a Schedule-I controlled substance under the CSA, as enforced by the Drug Enforcement Agency (the “DEA”) and the United States Department of Justice (the “DOJ”). Under the CSA, it is illegal to grow, process, sell, possess and consume cannabis. A Schedule-I controlled substance is defined under the CSA as a substance that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The CSA further defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” In addition, the revenue generated from these cannabis businesses would represent proceeds of a crime under federal law and, thus, a violation of United States anti-money laundering laws. However, over thirty states and the District of Columbia currently allow their citizens to use medical cannabis, and eleven states and the District of Columbia have legalized cannabis for adult use. As a result, this has created an unpredictable business-environment for dispensaries and cultivators that legally operate under state-laws but in violation of federal law. On August 29, 2013, United States Deputy Attorney General James Cole issued the Cole Memorandum to United States Attorneys guiding them to prioritize enforcement of federal law away from the medical cannabis industry operating as permitted under state law, so long as: • cannabis is not being distributed to minors and dispensaries are not located around schools and public buildings;

  the proceeds from sales are not going to gangs, cartels or criminal enterprises;
  cannabis grown in states where it is legal is not being diverted to other states;
  cannabis-related businesses are not being used as a cover for sales of other illegal drugs or illegal activity;

  there is not any violence or use of fire-arms in the cultivation and sale of marijuana;
  there is strict enforcement of drugged-driving laws and adequate prevention of adverse health consequences; and

• cannabis is not grown, used, or possessed on federal properties.

The Cole Memorandum was meant only as a guide in the medical marijuana space, not a rule of law, for United States Attorneys and did not alter in any way the DOJ’s federal authority to enforce federal law, including federal laws relating to medical or adult use cannabis, regardless of state law. Moreover, the Cole Memorandum also provided that it could not be used as a defense to any cannabis-related criminal prosecution.

On January 4, 2018, United States Attorney General Jefferson Sessions issued a Memorandum to United States Attorneys rescinding the Cole Memorandum, stating that federal United States prosecutors should follow well-established principles in effect prior to the issuance of the Cole Memorandum that govern all federal prosecutions in deciding which activities to prosecute under existing federal laws. Federal legislation has been proposed over the years to reschedule or de-schedule cannabis from the CSA, as well as to transform the Cole Memorandum into a rule of law. In addition, current United States Attorney General William Barr stated in a written response as part of his confirmation hearing that he does not intend to pursue the prosecution of those involved in the medical cannabis industry that are otherwise compliant with the Cole Memorandum. Nevertheless, there remains the risk of federal criminal prosecution of those in the medical or adult use cannabis business, which could have a negative impact on the value of the Fund.

Notwithstanding cannabis being illegal under United States federal law, the Rohrabacher-Farr amendment (now called the Rohrabacher-Blumenauer amendment) was appended to the federal budget bill starting in December 2014, and has been re-adopted every year ever since. This amendment limits the ability of the DOJ to interfere in states with businesses and individuals who participate in and comply with state-regulated medical cannabis programs. The amendment has been interpreted to prohibit the DOJ from using federal funds for the prosecution of businesses and individuals that are operating in accordance with state medical cannabis laws. In particular, in

Statement of Additional Information Page 5

2016, a federal appellate court upheld this funding restriction as a basis to overturn convictions of people involved in the state-regulated medical cannabis space. The Rohrabacher-Blumenauer amendment must be renewed annually unless federal legislation is adopted to formalize this restriction. Federal legislation has been proposed over the years to formalize the protection covered by this rider to the federal spending bill. Until that protection becomes law or if the amendment is not renewed in the future, the federal government’s enforcement of current federal laws could cause significant financial risk to the Fund. The Rohrabacher-Blumenauer amendment does not provide protection to those engaged in the adult use cannabis business.

Laws and regulations affecting the cannabis/marijuana industries are constantly changing, which could detrimentally affect the Fund, and we cannot predict the impact that future laws and regulations may have on the Fund. Local, state and federal cannabis laws and regulations are constantly changing and they are subject to evolving interpretations, which could require companies in which the Fund has invested to incur substantial costs associated with compliance or to alter one or more of their service/product offerings. In addition, violations of these laws, or allegations of such violations, could disrupt their business and result in a material adverse effect on the value of the Fund. We cannot predict the nature of any future United States local, state and federal laws, regulations, interpretations or applications, nor can we determine what impact additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on the business of the Fund. Any change in law or interpretation could have a material adverse impact on the value of the Fund.

If the licenses/permits of United States medical and adult use cannabis businesses are terminated or not renewed, there could be a risk to the value of the Fund. The ability to operate a medical and/or adult use cannabis business in the United States is dependent on the ability of those companies to maintain in good standing their state/local permits/licenses necessary for the operation of a medical or adult use cannabis business. Further, in order for these companies to retain their permits/licenses, they are required to comply with ongoing compliance and reporting requirements and ongoing regulation and oversight by certain state/local governmental authorities. Any failure to comply with any such regulatory requirements or any failure to maintain any such permits/licenses could have a material adverse impact on the value of the Fund. Participants in the United States cannabis industry have difficulty accessing the service of banks. Despite guidance issued by the Financial Crimes Enforcement Network of the United States Department of the Treasury in February 2014, mitigating the risk to banks/credit unions that do business with medical cannabis companies permitted under state law, as well as guidance from the DOJ noted above, banks/credit unions remain wary to accept funds from businesses in the cannabis industry, including those involved in hemp discussed more fully below. Because medical and adult use cannabis remain illegal under federal law, there remains a compelling argument that banks/credit unions may be in violation of the CSA and federal anti-money laundering laws when accepting for deposit, funds derived from the sale or distribution of medical and/or adult use cannabis. Consequently, businesses involved in the medical and adult use cannabis industries (and to some degree those in the hemp and hemp-derived product industry) continue to have trouble establishing and maintaining banking relationships. An inability to open and maintain bank accounts may make it difficult to do business with cannabis and hemp companies in the United States, which could adversely impact the value of the Fund.

Companies involved in the cannabis industry also face intense competition, may have substantial burdens on company resources due to litigation, as well as complaints or enforcement actions, all of which could adversely impact the value of the Fund.

Hemp-Related Risks

What is hemp under United States federal law? Botanically, hemp and marijuana come from the same species of plant, Cannabis sativa, but from different varieties or cultivars that have been bred for different uses. In fact, hemp and marijuana are genetically distinct forms of cannabis that differ by their use, chemical makeup, and differing cultivation practices. While marijuana generally refers to the psychotropic drug used in the medical and adult use cannabis businesses, growers cultivate hemp for use in production of many products, including foods and beverages, personal care products, nutritional supplements, fabrics, textiles, paper, construction materials, and other manufactured goods.

Statement of Additional Information Page 6

     There are about 500 natural components found within the Cannabis sativa plant, of which over 100 have been classified as “cannabinoids” (another word for chemicals unique to the plant). The two most well-known cannabinoids are delta-9-tetrahydrocannabinol (“THC”) and Cannabidiol (“CBD”). THC is the main psychoactive cannabinoid that gives users the “high” feeling, while CBD is the main non-psychoactive cannabinoid in cannabis and constitutes up to 40% of the plant’s extracts. CBD can derive from both marijuana and hemp, but this section will only focus on possible investments in businesses engaged in the growth, manufacture and sale of hemp and hemp-derived CBD.

     Although the 2018 Farm Bill federally legalized hemp and hemp derived products, issues remain with the growth and sale of hemp and hemp-based products. On December 20, 2018, the President signed into law the Agriculture Improvement Act of 2018 (the “2018 Farm Bill”), which became effective on January 1, 2019. Among other things, the 2018 Farm Bill amended certain federal laws relating to the production and marketing of hemp, as well as derivatives of the plant, including CBD. While most of these amendments involve the growth/production of hemp, certain amendments involve the sale of hemp and hemp-derived products. Importantly, the 2018 Farm Bill defines “hemp” as “the plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, whether growing or not, with a [THC] concentration of not more than 0.3 percent on a dry weight basis”.

From its inception, the CSA classified both “marijuana” and THC as Schedule I controlled substances. Before Congress passed the 2018 Farm Bill, the CSA defined “marijuana” in relevant part as “all parts of the plant Cannabis sativa L., whether growing or not; the seeds thereof; the resin extracted from any part of such plant; and every compound, manufacture, salt, derivative, mixture, or preparation of such plant, its seeds or resin.” Under this definition, hemp was a controlled substance and, thus, could not be manufactured, possessed, or distributed, and the handling of any funds generated from such sales would violate federal anti-money laundering laws.

     The 2018 Farm Bill expressly removed hemp from the CSA definition of “marijuana.” It also carved-out an exception for the low levels of THC found in hemp. This means that hemp is no longer an illegal substance under United States federal law. Further, the production, sale, and distribution of hemp is no longer subject to the enforcement or regulatory oversight of the DEA. Instead, as discussed below, the 2018 Farm Bill delegates those responsibilities to the Secretary of Agriculture (the “Secretary”).

The Agricultural Marketing Act of 1946 (the “AMA”)

     The bulk of the hemp-related changes promulgated by the 2018 Farm Bill are in the amendments to the AMA. Among other things, Congress enacted the AMA to provide a “sound, efficient, and privately operated system for distributing and marketing agricultural products.” Under the 2018 Farm Bill, there are six major hemp-related amendments to the AMA: (1) the definition of “hemp”; (2) the creation, approval, and compliance with state hemp “plans”; (3) the creation, approval, and compliance with a federal hemp “plan”; (4) the regulatory authority of the Secretary of Agriculture; (5) the transportation of hemp products in interstate commerce; and (6) the effect of the 2018 Farm Bill on other laws, particularly the Federal Food, Drug, and Cosmetic Act (the “FD&C Act”). Each of the six major hemp-related amendments could impact the business of the Fund.

First, the 2018 Farm Bill established a definition of “hemp”:

The plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, whether growing or not, with a [THC] concentration of not more than 0.3 percent on a dry weight basis.”

Statement of Additional Information Page 7

Any hemp companies that are selling raw or refined hemp that does not fit the above definition of hemp will be violating the CSA and federal anti-money laundering laws, which could put an investment in one of those companies at risk and thus impact the value of the Fund.

     Second, the 2018 Farm Bill offers primary regulatory authority over the growth/production of hemp to each individual state. Under the 2018 Farm Bill, this authority must be expressed in a “plan” under which the particular state monitors and regulates the growth/production of hemp. A state plan must include (1) a practice to maintain relevant land information where hemp is produced; (2) a procedure for testing THC levels of hemp; (3) a procedure for disposing non-compliant hemp plants; (4) enforcement procedures for violations; (5) a procedure for annual, random sample testing to ensure compliance; (6) a procedure for sharing information with the federal government; and (7) a certification that the state has the resources to carry out its plan. The 2018 Farm Bill also allows states to include any other practice or procedure so long as the practice or procedure is “consistent with this subtitle.” Indeed, the 2018 Farm Bill expressly allows states to enact more stringent hemp laws without facing federal preemption. The Secretary must either approve or reject a state plan within 60 days after submission. The Secretary announced that the Department of Agriculture intended to issue its regulations in August 2019, but it has yet to do so. State plans will not be approved until the Department of Agriculture promulgates its regulations. Thus, hemp companies may be in a state of flux regarding their compliance with federal and state law, both of which are subject to change upon the full implementation of the 2018 Farm Bill.

     Third, the 2018 Farm Bill provides that, in states without approved plans, hemp producers must comply with a federal plan established by the Secretary. Until one year after the Secretary establishes a federal plan, the 2014 Farm Bill remains in effect. That said, nothing in the 2018 Farm Bill suggests that the 2014 Farm Bill prohibits selling hemp-CBD, but this lack of clarity presents a risk to the Fund.

     Fourth, the 2018 Farm Bill, as noted, gives the Secretary sole authority to promulgate federal regulations that relate to the growth/production of hemp. The 2018 Farm Bill has also shifted enforcement and regulatory authority away from the DEA and towards the Food and Drug Administration (the “FDA”) when it comes to hemp-derived finished products, which may present issues for these companies as set forth more fully below depending upon what regulations the FDA may promulgate and ultimately enforce.

     Fifth, the 2018 Farm Bill expressly provides that it does not prohibit interstate commerce of hemp. Even further, the 2018 Farm Bill also forbids states from prohibiting the transportation or shipment of hemp or hemp products, including hemp-CBD, through the state if produced in accordance with the 2018 Farm Bill. Until full implementation of the 2018 Farm Bill, there may be uncertainty regarding the transportation of hemp products around the United States, which may present a financial risk to those hemp companies in which the Fund invests.

     Finally, the 2018 Farm Bill provides that it does not affect the FD&C Act, among other things, as well as the authority of the Commissioner of Food and Drugs to promulgate regulations and guidelines under the FD&C Act. The United States Congress explicitly preserved the FDA’s current authority to regulate products containing cannabis or cannabis-derived compounds under the FD&C Act such as food, beverages and dietary supplements as discussed further as follows.

The potential impact of the FD&C Act on the growth and sale of hemp and hemp-derived products. The FD&C Act establishes a comprehensive federal scheme to regulate food, drugs, and cosmetics, among other things. Under the FD&C Act, the introduction of “new drugs” into interstate commerce without meeting certain regulatory approvals is prohibited. In addition, the FD&C Act proscribes the introduction of adulterated or misbranded drugs into interstate commerce. With the passing of the 2018 Farm Bill, the FDA issued a statement “clarifying” its position on the regulation of products containing cannabis and cannabis-derived products (the “Statement”).

Statement of Additional Information Page 8

     The Statement begins with the broad proposition that the FDA will “treat products containing cannabis or cannabis-derived compounds as we do any other FDA-regulated products” regardless of the source of the substance. Despite this position, the Statement recognizes the “growing public interest in cannabis and cannabis-derived products, including [CBD],” as well as the “potential opportunities that cannabis or cannabis-derived products.” The FDA then promises to “continue to take steps to make the pathways for the marketing of these products more efficient.” Conservative estimates suggest that it will take another 18-24 months for the FDA to implement these steps; the FDA has a designated group to review the issue.

     Substantively, the Statement provides that “[c]annabis and cannabis-derived products claiming in their marketing and promotion materials that they are intended for use in the diagnosis, cure, mitigation, treatment, or prevention of diseases (such as cancer, Alzheimer’s disease, psychiatric disorders and diabetes) are considered new drugs or new animal drugs and must go through the FDA drug approval process for human or animal use before they are marketed in the U.S.” The Statement also provides that “it’s unlawful under the FD&C Act to introduce food containing added CBD or THC into interstate commerce, or to market CBD or THC products as, or in, dietary supplements. . . . because both CBD and THC are active ingredients in FDA-approved drugs (Epidiolex) and were the subject of substantial clinical investigations before they were marketed as foods or dietary supplements.” Considering that the FDA considers CBD a drug and that ingestible products cannot be sold with CBD in them unless and until they receive regulatory approval, there is regulatory and financial risk to any company selling such products and, thus, to the Fund’s investment in those companies.

That said, a careful reading of the Statement suggests that the FDA’s enforcement priorities involve only the most serious health claims. In fact, since 2015, the FDA has issued warning letters to twenty-two different entities: six in 2015, eight in 2016, four in 2017, one in 2018, and (to date) four in 2019 thus far. A cursory reading of these letters supports the above conclusion that the FDA is mainly focusing on serious health claims. At bottom, “when a product is in violation of the FD&C Act, the FDA considers many factors in deciding whether or not to initiate an enforcement action. Those factors include, among other things, agency resources and the threat to the public health.” Although the FDA has focused only on sending cease and desist letters to date regarding the marketing of CBD products, there is a risk that the FDA changes it position and seeks to further enforce the FD&C Act in a manner that has not been done to date regarding cannabis-infused products.

On May 31, 2019, the FDA conducted hearings on, among other things, CBD. The FDA is committed to review this issue further and to develop regulations to oversee the use of CBD. Unfortunately, there is no definitive timeframe for the FDA to take action and provide further guidance on the sale of CBD products. Certain companies who are in the hemp business have taken the position that their sale of hemp derived products predates the FDA’s approval of Epidiolex and are thus otherwise permitted. No court has addressed the respective positions of the FDA and the hemp industry. FDA regulations or an adverse court decision regarding the position of the hemp industry could impact the value of the Fund.

Potential impact of state laws until implementation of the 2018 Farm Bill. As noted above, the 2014 Farm Bill will remain intact until one year after a federal plan is established. Before Congress passed the 2018 Farm Bill, many states enacted hemp-related statutes in accordance with the 2014 Farm Bill. The 2014 Farm Bill permitted qualifying individuals and entities—through state agricultural pilot programs—to grow, cultivate, and market industrial hemp for research purposes only.

Most state hemp laws and regulation are, therefore, tailored specifically to conform to the 2014 Farm Bill requirements, including the research requirement. Because the 2014 Farm Bill offered little detail about the limitations and restrictions of its applicability, including what qualifies as “market research,” multiple federal agencies and the DOJ filed a Statement of Principles on Industrial Hemp to clarify. Among other things, the statement explained that the 2014 Farm Bill permits the sale of industrial hemp in states with an agricultural pilot program for the purpose of

Statement of Additional Information Page 9

market research, but prohibits general commercial activity, as well as the inter-state transportation of hemp plants and seeds.

Importantly, the 2014 Farm Bill, as well as most of the state analogs, contemplate the growth and cultivation of industrial hemp, not the commercial sale or distribution of hemp or hemp products. It is, thus, unclear whether companies in which the Fund invests are subject to the 2014 Farm Bill, as well as the state analogs if they were to start selling hemp-based CBD-infused products before implementation of the 2018 Farm Bill. This lack of clarity is exacerbated by the few states that have passed hemp laws, apparently in accordance with the 2014 Farm Bill, which contemplate the sale of hemp and hemp products.
As for state controlled substances laws, which apply more directly to the sales by companies (in which the Fund may invest) of hemp-CBD products, the question is whether states may classify hemp as a controlled substance despite the 2018 Farm Bill. Before the 2018 Farm Bill, many states carved out an exception to their marijuana drug laws for industrial hemp produced in accordance with the 2014 Farm Bill and their respective state programs. States did so by (1)
amending their drug laws expressly to exclude industrial hemp grown in compliance with state pilot programs from the definition of “marijuana”; (2) including a provision in their hemp laws removing industrial hemp grown in compliance with state pilot programs from the definition of
“marijuana”; (3) including a provision in their hemp laws that provided immunity from prosecution if the grower or processor complied with state law; or (4) a combination of the previous three.
Those states that have tied the definition of “marijuana” to compliance with their state hemp laws are in question because, under the 2018 Farm Bill, hemp is not a controlled substance even if an entity does not comply with a state hemp program. Nevertheless, this lack of certainty and risk will remain until the 2018 Farm Bill is fully implemented.
*	Emerging Market Risk - Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
*	Industry and Security Risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. The Fund may have significant holdings in certain industries and thus may be more susceptible to volatility in those industries, and thus more susceptible to losses.
*	Management and Selection Risk — The risk that the securities selected by the Fund’s management may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
*	Large Cap Company Risk - Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
*	Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.

*	Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure.

*	Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies.
*	REITs Risk – Under its modified fundamental investment policies, the American Growth Cannabis
Fund may invest in REITs (Real Estate Investment Trust), including Equity REITs and Mortgage
REITs. Equity REITs invest directly in property while Mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real

Statement of Additional Information Page 10

property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income. REITS are dependent on management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-
liquidation. REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise.
Conversely, when interest rate rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.
*	Exchange -Traded Funds (“ETFs”) - ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Investments in ETFs are subject to a variety of risks, including risks associated with the underlying securities that the ETF holds.
The Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF. In addition, the ability of the
Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.
*	Investments in Other Investment Companies Risk - The Fund’s investments in other investment companies will be subject to the risks of the purchased investment company’s portfolio securities.
The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.
*	New Issuer Risk – New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.
*	Pharmaceutical Company Risk - Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug
Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.
*	Recent Market Conditions - An outbreak of respiratory disease caused by a novel coronavirus
(COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession, which may have a material adverse effect on the performance and financial condition of the securities in which the
Fund invests, and on the overall performance of the Fund.

Statement of Additional Information Page 11

*	Liquidity Risk – The American Growth Cannabis Fund may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.
*	Convertible Securities Risk - Convertible securities have the risk of loss of principal at maturity, but this loss is limited to the value of the bond floor.
*	Foreign Investment Risk - The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American
Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and
GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.
*	Risks Related to Investing in Canada - Because some of the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.
*	Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
*	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to
Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-
custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
*	Health Care Industry Concentration(American Growth Cannabis Fund) -The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.
*	Early Close/Trading Halt Risk - An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.

Loss of some or all of the money you invest is a risk of investing in the American Growth Cannabis Fund.

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in the American Growth Cannabis Fund’s Prospectus under the heading Principal Investment Strategy.

The Fund is subject to certain restrictions on its fundamental investment policies, including the following:

Statement of Additional Information Page 12

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. The American Growth Cannabis Fund cannot invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer other than securities issued by the United States Government, or hold more than 10% of any class of voting securities or other securities of any one issuer in its securities portfolio. These diversification of investment limitations only apply to 80% of American Growth Cannabis Fund’s total assets.

3. The Fund cannot act as an underwriter of securities of other issuers.

4. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

5. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

6. The American Growth Cannabis Fund may not: issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Under Section 12(d)(1) of the 1940 Act, a mutual fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. In addition, no mutual funds for which IRC acts as an Adviser may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions.

8. The American Growth Cannabis Fund cannot invest in direct real estate, but may invest in REITs as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the American Growth Cannabis Fund.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10.The American Growth Cannabis Fund may invest in commodity contracts as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the American Growth Cannabis Fund.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O’Neil Database published by William O’Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that the Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. (The limitation against

Statement of Additional Information Page 13

industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates.)

12. The American Growth Cannabis Fund may invest in puts, calls, straddles and spreads as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the American Growth Cannabis Fund.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

When the American Growth Cannabis Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase U.S. Treasury Bills, Notes, or Bonds. The American Growth Cannabis Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The American Growth Cannabis Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. The American Growth Cannabis Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

The Fund is subject to certain restrictions on its non-fundamental investment policies, including the following: The American Growth Cannabis Fund will invest, at the discretion of the Investment Adviser and when possible, in the securities of issuers involved in the legal cannabis and hemp business. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis industry.

A non-fundamental policy is a policy that can be changed without obtaining shareholder approval. A 60-day notice must be sent to the shareholders prior to the Mutual Fund making a change in a non-fundamental investment policy.

TEMPORARY DEFENSIVE POSITION

If the American Growth Cannabis Fund invests in fixed-income securities, for temporary defensive purposes, these securities generally are U.S. government obligations. If corporate fixed-income securities are used, the securities normally are rated A or higher by Moody’s Investor Service, Inc. (Moody’s), Fitch Ratings or A or higher by Standard & Poor’s (S&P). There is no maximum limit on the amount of fixed income securities in which the American Growth Cannabis Fund may invest for temporary defensive purposes.

PORTFOLIO TURNOVER

Normal portfolio turnover for the American Growth Cannabis Fund is between 0% and 16%. The American Growth Cannabis Fund portfolio turnover was 54%. On June 5, 2020, the American Growth Cannabis Fund updated its Investment Strategy as approved by its shareholders in a proxy vote, which caused the Fund to sell and purchase several stocks in the portfolio, and in turn, caused a higher than normal portfolio turnover rate. The Fund expects the turnover rate to return to normal after this extraordinary event.

Statement of Additional Information Page 14

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio information is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; and/or (2) when such information is posted on the Fund’s website. The Fund’s publicly available portfolio information, which may be provided to third parties without prior approval, are complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Forms N-CSR and N-CSRS, and complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q.

The Fund’s President, in consultation with the CCO may grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of Fund shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information, and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event will the Fund, IRC, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings. No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Fund’s policies and procedures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Fund’s portfolio holdings policies and procedures by the CCO and the Fund; (2) considering reports and recommendations by the CCO concerning any material compliance matters that may arise in connection with any portfolio holdings policies and procedures; and (3) considering whether to approve or ratify any amendment to any of the portfolio holdings policies and procedures. The Board and the Fund reserve the right to amend the policies and procedures in their sole discretion at any time and from time to time without prior notice to shareholders. Currently, the Fund has no ongoing arrangements or commitment to release non-public portfolio holdings to any individual or group.

MANAGEMENT OF THE FUND

The day-to-day operations of the American Growth Cannabis Fund are managed by its officers subject to the overall supervision and control of the board of directors. The American Growth Cannabis Fund’s Audit Committee meets annually and is responsible for reviewing the financial statements of the Fund. The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Statement of Additional Information Page 15

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.

Timothy E. Taggart is the President, Treasurer and a Director of World Capital Brokerage, Inc. and is the President, Treasurer and a Director of Investment Research Corporation.

Timothy E. Taggart is president and a director of the Distributor and the president and a director of Investment Research Corporation.

Eddie R. Bush is the Fund’s Lead Independent Director. Mr. E. Bush is also the chairman of the Audit Committee as well as serves on the Nominating Committee and Qualified Legal Compliance Committee.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

Statement of Additional Information Page 16

As of December 31, 2019, all officers and directors as a group (a total of 3) owned directly 0 of its shares or 0.00% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 0 shares or 0.00% of all shares outstanding.

As of December 31, 2019, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $21,970 representing approximately 3.36% of the total net assets of the Fund.

BOARD OF DIRECTORS

The management of the Fund believes that the business experience and educational background of the Fund´s Directors and Officers set forth above make these individuals well qualified to serve the Fund in the positions that they hold.

Timothy E. Taggart, Chairman, President and Director, has held his securities license since 1987. His knowledge of the securities industry is vast as owner and president of World Capital Brokerage, Inc., a registered Broker Dealer, and owner and president of Investment Research Corporation, a registered Investment Adviser. Mr. Taggart is also a member of the Investment Committee.

Eddie R. Bush, Fund Lead Independent Director, Audit Committee Chairman, Nominating Committee member and Qualified Legal Compliance Committee member is a Financial Expert as a result of his extensive experience in mutual fund accounting and auditing as a certified public accountant with his own local accounting business in Colorado.

Darrell Bush, Fund Independent Director, Nominating Committee member and Qualified Legal Compliance Committee member is an accountant who offers the Fund, and the Audit Committee, his professional financial experience.

Eddie R. Bush is the Chairman of the Fund´s Audit Committee and is the Fund’s Lead Independent Director. He reviews and reports to the Board periodically on the validity of the accounting data provided to the Board.

It is the duty of the Fund Board to review in its oversight capacity, on a quarterly basis, the actions taken by Fund Management, including how management addressed any risk management issues confronting the Fund that arose during the previous quarter. This includes, in part, trade, expense and performance issues and data.

Under a standing item on the Agenda for each quarterly Fund Board meeting the Information provided to the Board by the management and staff of the Fund is used by the members of the Board to review and analyze risk(s) confronting the Fund on a quarterly basis. Each Director´s opinions, views and questions on risk management and any other issue concerning the Fund are directly communicated to the management and staff of the Fund, both at the quarterly Fund Board meetings and in necessary between board meetings, under the current leadership structure of the Fund Board.

Mr. E. Bush is a member of the Audit Committee whose main purpose is the review and oversight of the Fund´s financials. During the past fiscal year there were a total of three regular meetings held by the audit committee. Members of the Audit Committee are nominated and voted upon by the Board of Directors.

On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck.

The Fund has a Nominating Committee comprised of all of its independent Directors. The purpose of the Nominating Committee is to nominate and interview individuals to serve on the Board of Directors. The Nominating Committee was formed in September of 2016; and it did not hold any meetings in the fiscal year ended July 31, 2020. The Nominating Committee will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in

Statement of Additional Information Page 17

writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

The Fund has a Qualified Legal Compliance Committee. The Fund has designated its Audit Committee to serve as its Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee reviews reports of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (each, a “Material Violation”), determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Qualified Legal Compliance Committee was formed in September of 2016 and met one time, as part of the Audit Committee, during fiscal year end July 31, 2020.

Director Ownership of the Fund. The following table shows the amount of equity securities owned in the American Growth Fund family by the Directors as of the calendar year ended December 31, 2019.

		Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities in All Registered
Name of Director		Investment Companies Overseen
	in the Fund	by Director in Family of
		Investment Companies
Interested Director
Timothy E. Taggart	$0	$10,001 - $50,000
Non-Interested Directors
Eddie R. Bush	$0	$15,001 - $100,000
Darrell Bush	$0	$0

All officers and directors in the aggregate (a total of 3) received total compensation of $1,410, from the Fund in fiscal year 2020. Directors of the Fund was compensated at the rate of $400 per meeting attended, and the board members who are members of the audit committee receive an additional $100 per meeting and the audit chairman receives an additional $100 per meeting.

Out-of-town officers and directors are also reimbursed for their travel expenses to meetings. Officers are not paid by the Fund.

		Pension or		Total
Retirement
	Aggregate		Estimated Annual	Compensation
Name of Person,		Benefits
	Compensation		Benefits Upon	From Fund and
Position		Accrued As Part
	From Fund		Retirement	Fund Complex

		of Fund		Paid to Directors
Expenses

Eddie R. Bush

Independent Director	$821	$0	$0	$20,178

Darrell Bush	$679	$0	$0	$17,922
Independent Director

Statement of Additional Information Page 18

Timothy Taggart
Interested Director	$0	$0	$0	$0
and President

In addition to the amounts disclosed in the table, the Fund makes payments to Mr. Taggart for other services, and if those amounts are included, the total compensation paid to Mr. Taggart by the Fund is $83,766.

During the year ended July 31, 2019, Messrs. Taggart, E. Bush and D. Bush were the only directors serving during that year.

The Fund, its Investment Adviser (Investment Research Corporation) and its underwriter (World Capital Brokerage, Inc.) have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. This Code of Ethics contains guidelines for purchasing securities that are held by the Fund and are available by contacting the Fund at 800-525-2406.

PROXY VOTING POLICIES

For proxy votes cast on behalf of American Growth Fund:

Investment Research Corporation ("the adviser"), the investment adviser of the Fund, has a fiduciary duty to act solely in the best interests of the Fund. As it relates to proxy voting, the adviser recognizes that it must vote Fund securities in a timely manner and make voting decisions that are in the best interests of the Fund.

The following are general policies of the adviser with respect to proxy voting but the adviser does reserve the right to depart from these policies, if such a departure is in the best interests of the Fund and its shareholders.

Election of Directors: Unless we are aware of extenuating circumstances, such as a proxy fight for board seats, the adviser will generally vote in favor of management’s slate of directors.

Appointment of Auditors: The adviser will generally vote in favor of the auditors recommended by management.

Changes In Capital Structure: The adviser will generally vote in accordance with management’s recommendation unless other information indicates that the Fund’s interests are better served by a vote against the proposal.

Other Proxy Issues: The adviser will consider other proxy issues on a case by case basis with the Fund’s interests determining the vote.

Conflicts of Interest: The adviser recognizes that there may be situations where a proxy issue presents a conflict of interest between the interest of the Fund and the adviser’s representative casting the proxy vote. If a conflict exists, any votes inconsistent with this policy will be submitted to the Fund’s Board of Directors for review and approval.

The Chief Compliance Officer of the Fund is responsible for voting all proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2020 is available without charge, upon request, by calling 800-525-2406 or through the Fund’s website at www.americangrowthfund.com and on the Security and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. No person controls more the 25% of American Growth Fund, Inc.’s voting securities. Management Ownership. All officers and directors own a combined total of 0% of American Growth Fund, Inc. the American Growth Cannabis Fund shares.

Statement of Additional Information Page 19

INVESTMENT ADVISORY AGREEMENT

The investment adviser for the American Growth Cannabis Fund is Investment Research Corporation ("IRC"), 1636 Logan Street, Denver, Colorado 80203.

Under the terms of its Advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund’s average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

IRC will obtain assistance from employees of World Capital Advisors ("WCA"), who will be acting in the capacity of employees of IRC, in managing Series One and the American Growth Cannabis Fund. In return for receiving such services IRC pays those employees up to the full amount of its investment Advisory fee.

The Advisory agreements require the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund’s securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund’s financial statements. At the time of filing, the Fund’s securities are either registered for sale, or are exempt from registration and offered for sale, in Alabama, Arizona, Arkansas, Colorado, Connecticut, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Mississippi, Minnesota, Mississippi, Montana, Nebraska, Nevada, New Hampshire, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming and the District of Columbia.

Total advisory fees paid by the Fund to the Investment Research Corporation in fiscal years 2018, 2019 and 2020 were $7,085, $8,967 and $7,871 resulting in management fees of 1%, 1% and 1% of average net assets, respectively.

A Fee Waiver Agreement was executed August 1, 2019 and currently ends July 31, 2021 unless it is extended. It may not be modified or terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”). The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred. For the year ended July 31, 2020 the investment advisor waived $7,871 for the annual compensation for investment advice.

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The Advisor may recapture a portion of fees waived above no later than the years as states below:

	July 31, 2023	Total
American Growth Cannabis Fund	$7,871	$7,871

The Advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The Advisory agreement may be canceled without penalty by either party upon 60 days’ notice and automatically terminates in the event of assignment.

PRINCIPAL UNDERWRITER

World Capital Brokerage, Inc., at 1636 Logan, Denver, CO 80203, is the underwriter and distributor for the Fund. Timothy E. Taggart is the President and a Director of the Underwriter.

Total fees paid to the Underwriter/Distributor for the fiscal years 2018, 2019 and 2020 were$3,192, $2,094 and $1,588, respectively.

SERVICE AGREEMENTS

The Fund’s Transfer Agent is Fund Services, Inc. and was paid, $3,693 for the 2018 fiscal year, $5,170 for the 2019 fiscal year, and $4,695 for the 2020 fiscal year.

UMB Bank is the Fund’s Custodian. For the fiscal years 2018, 2019 and 2020 total fees paid to the Custodian were $6,186, $6,247 and $5,296, respectively.

Tait, Weller and Baker LLP is the Fund’s auditor. For the fiscal years 2018, 2019 and 2020 total fees paid to the Auditor were $18,946, $18,900, and $4,791, respectively.

DEALER REALLOWANCES. No front-end sales loads were reallowed to dealers.

RULE 12b-1 PLANS. The Fund’s directors have adopted separate 12b-1 rule plans for Class E shares that allow such class to pay distribution fees for the sales and distribution of its shares. Class E shares are subject to an annual 12b-1 fee no greater than 0.30% of average net assets.

For the fiscal year ended July 31, 2020 principal types of activities for which payments were made, including those amounts, are;

Type	Amount
Advertising	$0
Printing and mailing of prospectuses to other than	$326
current shareholders
Compensation to the Underwriter	$1,588
Compensation to the Broker-Dealer	$6,942	*
Compensation to sales personnel	$0
Interest, carrying, or other financial charges	$0
Other (specify)	$0
*Of which $0 was retained by the distributor.

In addition to the aforementioned service fees, the 12b-1 plan allows for reimbursement to the Distributor of expenses incurred. Expenses are reimbursed on an ongoing basis, subject to review by the board of directors and do not carryover from year to year.

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The Fund does not participate in any joint distribution activities.

No affiliated person of the Fund has a direct or indirect financial interest in the operation of the 12b-1 plan or related agreements.

The Fund anticipates the 12b-1 plan will result in the distributor providing the Fund and its shareholders with a high level of service. The 12b-1 plan is subject to the review of the board of directors on a quarterly basis.

OTHER SERVICE PROVIDERS

No other person provides significant administrative or business affairs management services for the Fund.

SECURITES LENDING

During the last fiscal year, the Fund did not lend any securities and therefore does not have any revenue from such activities to report.

PORTFOLIO MANAGERS

The Fund is managed by an Investment Committee, activated in April of 2011, made up of; Timothy Taggart, the Fund’s President who has been a member of the Investment Committee since September of 2010 and is the President of the Fund’s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, employee of the Adviser who has acted in this capacity since September 2010. Mr. Fleck is a member of World Capital Advisors (“WCA”). WCA is not a sub-advisor to the Fund. Mr. Taggart and Mr. Fleck are jointly and primarily responsible for the portfolio management of Series One (total net assets of $19,359,484 as of close of business on 07/31/2020) and American Growth Cannabis Fund’s (total net assets of $851,165 as of close of business on 07/31/2020). As of 7/31/2020 there were no conflicts of interest in connection with the portfolio manager’s management of Series One or the American Growth Cannabis Fund. Mr. Taggart receives a salary which is allocated between the Fund, the Advisor, the Underwriter and other affiliated companies. Mr. Fleck receives 85% of the management fee of assets raised directly by him and 15% of the management fee of assets raised from other sources. Neither individual’s compensation is based upon performance of the Fund. Neither individual manages any other funds. As of 12/31/2019 Mr. Taggart owned $0 of American Growth Cannabis Fund shares and Mr. Fleck owned $10,001-$50,000 of American Growth Cannabis Fund shares.

DISTRIBUTION OF SHARES

The Fund’s distributor is World Capital Brokerage, Inc., (WCB or the Distributor) 1636 Logan Street, Denver, Colorado 80203, which continuously sells the Funds shares to dealers and directly to investors. The offering of the Fund’s shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order or any account for any reason.

The Fund offers one class of shares with a par value $.01 per share. The shares are fully paid and non-assessable when issued. Class E shares bear the expenses of ongoing service fees and distribution fees. The fees that are imposed on the American Growth Cannabis Fund shares are imposed directly against that class. Dividends paid by the Fund for Class E shares are calculated in the same manner at the same time. Class E shares have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid.

The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of Series One and the American Growth Cannabis Fund shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and

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selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of Class E shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the Financial Industry Regulatory Authority who have sales agreements with the Distributor. The Prospectus contains information concerning how the public offering price of the Funds shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class E shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

Initial Sales Alternatives - Class E Shares. The gross sales charges for the sale of Class E shares for the fiscal years ended July 31, 2018, 2019, and 2020 were $22,929 (of which $19,737 was dealer commissions and $3,192 for the underwriter), $15,806 (of which $13,712 was dealer commissions and $2,094 for the underwriter), and $8,530 (of which $6,942 was dealer commissions and $1,588 for the underwriter) respectively.

For the period ended July 31, 2020, for the sale of Class E shares the Distributor retained $1,588 (of which $0 was for dealer commission and $1,588 for the underwriter) as its portion of commissions paid for purchases of the Fund’s shares after allowing as concession to other dealers $6,492.

The following sample calculation of the public offering price of one Class E share of the Fund is based on the net asset value of one Class E share as of July 31, 2020 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class E
(Total net assets/Total shares
outstanding)	$3.60
(5.75% of offering price)	0.22
Maximum offering price per share	$3.82

Investment Plans. Investors have flexibility in the purchase of shares under the Fund’s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year’s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code of 1986, as amended (the “Code”) contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax Adviser regarding

Statement of Additional Information Page 23

retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained below.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investor’s holdings through a check of the Funds records.

Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder’s securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

From time to time the Distributor may pay a finder’s fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

The American Growth Cannabis Fund may not be suitable and is not recommended for your retirement plan. If you feel otherwise you should consult with your financial Adviser and/or tax professional before investing in the American Growth Cannabis Fund.

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The Fund makes available retirement plan services to its Class E shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund’s retirement plan custodian or successor custodian provides custodial services required by the Code including the filing of reports with the Internal Revenue Service (“IRS”). Consultation with an attorney or competent tax Adviser is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Funds retirement plan(s).

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account (IRA) under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free roll-over transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund’s retirement plan custodian.

SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans (SEPs) on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans (SARSEPs) on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employee’s own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares - Distribution Plans in the Prospectuses for certain information with respect to separate distribution plans for Class E shares pursuant to Rule 12b-1 under the

Statement of Additional Information Page 25

Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of Class E. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended July 31, 2020, the Fund paid the Distributor $2,827 (based on an average net assets relating to the Class E shares of approximately $787,103 pursuant to the Class E Distribution Plan, $1,602 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class E shares and $1,225 was retained by the Distributor.

Net Asset Value Purchases of Class E Shares. Class E Shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations) (Processing Organizations) which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund’s minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class E Shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment

Statement of Additional Information Page 26

advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class E Shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class E Shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with an American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

The Fund also sells its Class E shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

Additionally, IRC reserves the right to waive the front-end sales charge on purchases by IRC employees and members of the Board of Directors of The American Growth Fund.

BROKERAGE

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund’s securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund’s primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund’s investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund’s Adviser.

The Fund may use affiliated brokers, as that term is defined in the Investment Company Act, if in the Adviser’s best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission

Statement of Additional Information Page 27

bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

The Fund paid total brokerage commissions of $0, $0, and $0 in fiscal years 2018, 2019, and 2020, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $0, $0, and $0 in fiscal years 2018, 2019 and 2020 to World Capital Brokerage, the underwriter and an affiliate of the Fund. Commissions and sales charge paid by investors on the purchase of Fund shares totaled $0, $13,712, and $8,530 in fiscal years 2018, 2019, and 2020 respectively, of which $0, $0 and $1,588 were retained by World Capital Brokerage. The aggregate dollar amount of transactions effected through World Capital Brokerage involving the payment of commissions represented 100% of the aggregate dollar amount of all transactions involving the payment of commissions during fiscal year 2020.

While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management’s judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 2018, 2019, 2020 was 8%, 16% and 54%, respectively.

CALCULATION OF NET ASSET VALUE

The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close of the exchange on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

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The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund’s net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a “regulated investment company” under the Code, the Fund is subject to three tests: the income test, the asset diversification test, and the distribution test. In some circumstances, the character and timing of income realized by the Fund for purposes of the income test or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these tests. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income test, the asset diversification test, or the distribution test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or the income test, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this test.

Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 21% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed net capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares

Statement of Additional Information Page 29

owned by a shareholder of the Fund will be increased by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

Distributions of net investment income (which includes interest, dividend income other than qualified dividend income, and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Certain distributions made to you may be from qualified dividend income and net capital gain (which consists of the excess of long-term capital gains over net short-term capital losses), if any, and are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in

Statement of Additional Information Page 30

various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

PERFORMANCE DATA

See the discussion of performance information in the Fund’s prospectuses under the heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

Statement of Additional Information Page 31

For the periods ended July 31, 2020, the average annual total return at maximum offering price for the Fund’s Class E shares were -14.08% for the 1 year, -10.29% for the 5 year and -3.51% since inception (02/23/2011).

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of nonstandardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund’s shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. It ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 2011 with subsequent investments of $1,000 made annually through July 31, 2019. The illustration assumes that the investment was made in Class E shares, and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Fund’s currently effective prospectuses. Class E shares are subject to

Statement of Additional Information Page 32

additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return.

		Dividends		Cumulative			Purchased
					Acquired	Accepted as
	Total of initial from		Cumulative	cost			through
					with initial &	capital gains
Year Ended	& annual	investment	reinvested	including			reinvestment	Ended Value
					annual	distributions
	investments	income	dividends	reinvested			of income
					investments	(Cumulative)
		reinvested		dividends			(Cumulative)
08/01/11	$1,000	$0	$0	$1,000	$943	$0	$0	$943
07/31/12	1,000	0	0	2,000	1,790	0	0	1,801
07/31/13	1,000	0	0	3,000	3,058	0	0	2,998
07/31/14	1,000	0	0	4,000	4,327	0	0	4,261
07/31/15	1,000	0	0	5,000	5,631	0	0	5,559
07/31/16	1,000	0	0	6,000	6,036	0	0	5,971
07/31/17	1,000	3,137	3,137	10,137	3,105	2,370	0	5,475
07/31/18	1,000	0	3,137	11,137	3,903	2,242	0	6,145
07/31/19	1,000	0	3,137	12,137	4,947	2,278	0	7,225
07/31/20	1,000	0	3,137	13,137	5,486	2,076	0	7,562

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 2011 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

	Withdrawn	Withdrawn
	from	from		Cumulative	Value of	Accepted
Period			Annual total		remaining	as Capital
	investment	principal		total			Total Value
Ended			withdrawn		original	Gains
	income	and capital		withdrawn	shares	distributions
	dividends	gains
08/01/11	$0	$800	$800	$800	$8,629	$0	$8,629
07/31/12	0	800	800	1,600	7,251	0	7,251
07/31/13	0	800	800	2,400	7,566	0	7,566
07/31/14	0	800	800	3,200	7,625	0	7,625
07/31/15	0	800	800	4,000	7,501	0	7,501
07/31/16	0	800	800	4,800	6,011	0	6,011
07/31/17	800	0	800	5,600	2,509	1,968	4,477
07/31/18	800	0	800	6,400	2,075	727	2,803
07/31/19	800	0	800	7,200	2,076	0	2,076

					Statement of Additional Information Page 33

07/31/20	0	800	800	8,000	1,092	0	1,092
TOTAL	$2,400	$5,600	$8,000

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All securities and cash of the Fund are held by its custodian, UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106. Tait, Weller & Baker LLP, Two Liberty Place 50 South 16th Street, Suite 2900, Philadelphia PA 19102-2529 provides auditing and tax services to the Fund.

TRANSFER AGENT

The Fund’s transfer agent is Fund Services, Inc. 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235.

Statement of Additional Information Page 34

AMERICAN GROWTH FUND, INC.
PART C - OTHER INFORMATION

Item 28. Exhibits

A.	Articles of Incorporation. (6)
B.	By-laws. as amended. (2)
C.	Instruments Defining Rights of Security Holders.

See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)

D. Investment Advisory Contract. between Investment Research Corporation and Registrant.

1. Distribution Agreement for Class E Shares (6)
2. Distribution Agreement for Class F Shares (6)

E. Underwriting Contracts. Selling group agreement between World Capital Brokerage, Inc. and Registrant. (6)

F.	Bonus or Profit Sharing Contracts. Not applicable.
G.	Custodian Agreements. between state UMB Bank NA and registrant. (1)
H.	Other Material Contracts.

1. Retirement Plan Custodian Agreement between UMB Bank NA and Registrant. (1) 2. Transfer Agent Agreement between Fund Services, Inc. and Registrant. (7) 3. Registrants Self-Employed Retirement Plan. (2) 4. Registrants Simplified Employee Pension Plan Application and Agreement.(1)

5. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement. (4) 6. Registrants Individual Retirement Account Plan and Agreement. (6) 7. Registrants 403(b) Retirement Plan and Custody Agreement. (3) 8. Registrants Prototype Paired Defined Contribution Plans. (4) 9. Registrants Prototype Profit Sharing/401(k) Plan.(4) 10. Distribution Plan for Class E Shares (6) 11. Distribution Plan for Class F Shares (6) 12. Lease between Fidelity Leasing and Registrant. (7)

I.	Legal Opinion. (8)
J.	Other Opinions. Consent of Independent Registered Public Accounting Firm (filed herewith.)
K.	Omitted Financial Statements. Not applicable.
L.	Initial Capital Agreements. Not applicable.
M.	Rule 12b-1 Plan. (6)
N.	Rule 18f-3 Plan. Not applicable.
O.	Reserved
P.	Code of Ethics. (Filed herewith.)

(1) Incorporation by reference to identically numbered exhibit in Post-Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1988.

(2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

(3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543)

Part C Page 1

of Registrant filed on October 1, 1985.

(4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

(5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

(6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 2, 1996.

(7) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 102 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on November 30, 2018.

(7) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 109 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on June 3, 2020.

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 31. Business and Other Connections of the Investment Adviser

The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the last two fiscal years ended July 31, 2020.

Name & Position With
Principal Business
Investment Adviser

Part C Page 2

Timothy E. Taggart
President, Director

Michael L. Gaughan
Vice President, Secretary, Director

Patricia A. Blum
Vice President

Mr. Taggart is also President, Treasurer and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and President, Treasurer and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Mr. Gaughan is also Vice President, and Secretary of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President, Secretary and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Ms. Blum is also Vice President of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Item 32. Principal Underwriters

(a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund´s securities also acts as a principal underwriter, depositor, or investment adviser.

None

(b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:

(1)Name and Principal	(2)Position & Offices with	(3) Position & Offices with
Business Address	Underwriter	Registrant

Timothy E. Taggart	President, Treasurer,
1636 Logan Street		President, Treasurer, Director
Denver, CO 80203	Director

Michael L. Gaughan	Vice President and
1636 Logan Street		CCO and Secretary
Denver, CO 80203	Secretary

Patricia A. Blum
1636 Logan Street	Vice President	Vice President
Denver, CO 80203

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:

Part C Page 3

None

Item 33. Location of Accounts and Records

Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 1636 Logan Street, Denver, Colorado 80203, and at the offices of its custodian UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106, and transfer agent, Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235, and are under the general custody and control of its President, Timothy E. Taggart.

Item 34. Management Services
None

Item 35. Undertakings
None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado on the day of November 27, 2020.

American Growth Fund, Inc.

By /s/ Timothy E. Taggart
Timothy E. Taggart
President
Principal Executive Officer
Principal Financial Officer
Principal Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Timothy E. Taggart
Timothy E. Taggart
Director
November 27, 2020

/s/ Eddie R. Bush
Eddie R. Bush
Director
November 24, 2020

/s/ Darrell Bush
Darrell Bush
Director
November 25, 2020

     Exhibit Index (J.) Consent of Independent Registered Public Accounting Firm (P.) Code of Ethics

Part C Page 4

Exhibit J. Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Cannabis Fund, a series of American Growth Fund, Inc. and to the use of our report dated September 29, 2020 on the financial statements and financial highlights of American Growth Cannabis Fund. Such financial statements and financial highlights appear in the 2020 Annual Report to Shareholders which is included in the Statement of Additional Information.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

November 27, 2020

Part C Page 5

Exhibit I. Code of Ethics

AMERICAN GROWTH FUND, INC.’S CODE OF ETHICS

American Growth Fund (“AGF”) associates are responsible for maintaining the highest ethical standards when conducting business, regardless of lesser standards that may be followed through business or community custom. In keeping with these standards, all associates must place the interests of clients and shareholders first.

AGF’s Code of Ethics requires that all associates: (1) act with integrity, competence and in an ethical manner; (2) comply with applicable U.S. federal securities laws, as well as all other applicable laws, rules and regulations; and (3) promptly report violations of the Code of Ethics to the Chief Compliance Officer or officer of AGF. Individuals reporting suspected violations of this Code of Ethics will be protected against retribution.

AGF associates are reminded that trading on the basis of material, non-public information acquired directly or indirectly from a confidential source is a violation of Rule 10b-5 under Section 10(b) of the Exchange Act.

As part of the Code of Ethics, AGF has adopted the guidelines and policies below to address certain aspects of AGF’s business. In the absence of specific guidelines and policies on a particular matter, associates must keep in mind and adhere to the requirements of the Code of Ethics set forth above.

It is important that all associates comply with the Code of Ethics, including its related guidelines and policies. Failure to do so could result in disciplinary action, including termination.

Questions regarding the Code of Ethics may be directed to the Chief Compliance Officer.

AGF’s code of ethics statement of general principles are listed below, and all Advisory and access persons are expected to adhere to them at all times.

1. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual's position of trust and responsibility; and

2.	No Advisory or access person will take inappropriate advantage of their position.
A.	"Definitions"
1.	"Access person" Rule 204A-1(c) of the 1940 Act defines “access person” as any supervised person of AGF (a) who has access to nonpublic information regarding any client’s purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund; or (b) who is involved in making securities recommendations to clients, or who has access to such

Part C Page 6

recommendations that are nonpublic. Due to the nature of AGF, all directors and officers are also presumed to be access persons.

2. "Advisory person" means (a) any employee of AGF or of any company in a control relationship to AGF, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by AGF, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to AGF who obtains information concerning recommendations made to AGF with regard to the purchase or sale of a security. A person does not become an "Advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.

3. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and is being acted upon.

4. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

5. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.

6. "Purchase or sale of a security" includes, inter alia, the purchase or sale of an instrument defined below as a security and the writing of an option to purchase or sell a security.

7. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include;

a.	Direct obligations of the United States Governments;
b.	Bankers’ acceptances, bank certificates of deposit, commercial paper, repurchase agreements and other high quality short-term debt instruments;

c.	Shares of money market funds;
d.	Shares of open-end funds excluding the American Growth Fund;
e.	Shares of unit investment trusts that are invested exclusively in unaffiliated open-end funds

(UIT exchange-traded fund ARE reportable); and

f. Qualified tuition programs established pursuant to Section 529 of the Internal Revenue Code of 1986.

Part C Page 7

8. "Security held or to be acquired" means any security as defined herein which within the most recent 15 days, (i) is or has been held, or (ii) is being or has been considered for purchase.

B. Applicability of Restrictions and Procedures

AGF applies the code of ethics equally to all access persons. The only exempted transactions are:

1.	Purchases which are part of an automatic dividend reinvestment plan.
2.	Purchases and sales of shares of a mutual fund or variable annuity.
3.	Purchases or sales which receive the prior approval from the Board of Directors of AGF or AGF’s

CCO because: (i) the potential harm to AGF or a client is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by AGF or a client.

4. Purchases or sales which receive approval from AGF’s CCO after they have been effected because; (i) all profits earned on such purchases or sales are disgorged and given to a charity chosen by the access person in question; and (ii) AGF’s CCO determines that such purchases or sales did not harm AGF or any AGF client.

C. Substantive Restrictions on Personal Investing Activities

The following restrictions apply to all access persons:

1. Initial Public Offerings. All access persons are prohibited from acquiring any securities in an initial public offering without receiving written prior approval from the Chief Compliance Officer.

2. Private Placements. All access persons must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with AGF. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company's decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.

3. Blackout Periods. All portfolio managers or any other person that has current knowledge of a Fund or client portfolio is prohibited from executing a securities transaction on a day during which AGF or a client has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a portfolio manager or any other person that has current knowledge of a Fund or client portfolio is prohibited from buying or selling a security within at least seven calendar days before and after AGF or a client trades in that security. Any such trades generally will be unwound or, if

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that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).

4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all access persons, absent permission to engage in short term trading, are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 calendar days unless prior written approval is obtained from the Chief Compliance Officer (“CCO”). Any profits realized on such short-term, non CCO approved trades will be required to be disgorged.

5. Gifts. All access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of AGF. All gifts of any amount, other than of de minimis value, must be immediately reported in writing to the CCO.

6. Service as a Director. All access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior written authorization based upon a determination that the board service would be consistent with the interests of AGF and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision concerning the companies or company as which they serve as a director through "Chinese Wall" or other procedures

D. Compliance Procedures.

The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all access persons:

1. Preclearance. All access persons must "preclear" all personal securities investments. Written approval must be obtained from AGF’s CCO prior to the order being executed. Preclearance approvals are only good for 24 hours. Subsequent purchase(s) are subject to Preclearance. AGF’s CCO must have his trades precleared by another officer of AGF.

a. Securities Under Consideration. Preclearance cannot be granted to securities that AGF or an
Access Person is recommending or considering recommending for client portfolios.

b. Allocation of Investment Opportunities. Investment opportunities may be offered to clients before AGF or its Associates may act on them.

c. Exemptions from Preclearance of non-initial public offerings and non-private placements.

1. Members of the Board of Directors who qualify as disinterested persons under the Investment Company Act of 1940.

2. Purchases and sales of mutual funds and variable annuities.

3. Noting Quarterly Transaction Reports below, not exempting Substantive Restrictions on Personal Investing Activities above, access persons who are registered Investment Adviser Representatives are exempt from preclearance unless they wish to purchase or

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sell a security, that is not a mutual fund or variable annuity, that is also held in a client’s portfolio.

2. Personal Accounts. All personal accounts held by Access Persons and their spouse, partner and children living at the same address are should be held at World Capital Brokerage, Inc. or Pershing. Access Persons and their spouse, partner and children living at the same address that hold accounts outside of World Capital Brokerage, Inc. or Pershing may incur additional administrative fees.

3. Post-Trade Monitoring. We may from time to time monitor personal investment activity by access persons after preclearance has been granted.

4. Disclosure of Personal Holdings. All access persons are required to disclose all personal securities holdings within 10 days of commencement of employment. Statement(s) provided must current as of a date not more than 45 days prior to the individual’s commencement of employment.

5. Certification of Compliance with Codes of Ethics. All access persons are required to certify quarterly that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all access persons are required to certify quarterly that they have complied with the requirements of the code of ethics.

6. Quarterly Transaction Reports. All access persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by AGF. Access persons are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Access persons must also provide copies of all statements for all accounts held regardless of whether there was a transaction in that quarter reported.

Access Persons are not required to submit:

a. Holdings reports and quarterly transaction reports for securities held in accounts over which the access person had no direct or indirect influence or control;

b. Quarterly transaction reports for transactions effected pursuant to an automatic investment plan; or

c. Quarterly transaction reports that would duplicate information included in account statements or confirmations.

7. Review by The Board of Directors. AGF's management will prepare an annual report to the board of directors that, at a minimum ---

a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;

b. Identifies any violations requiring significant remedial action during the past year; and

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c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company's experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

E. Review Process

All monthly reports will be reconciled back to their pre-approved list by a non-interested person. The CCO will perform an additional review.

F. Record Keeping

For a period of five years, AGF will retain;

1. A copy of and Code of Ethics (“Code”) that is currently in effect or any Code that was in effect at any time within the prior five years, including any amendments thereto;

2.	A record of any violation of the Code, and any actions taken in response to such violations;
3.	A record of all written acknowledgements of receipt of the Code and any amendments for each person who is currently, or within the past five years was, a Supervised Person of AGF;

4. A record of all quarterly transaction reports made by Access Persons, including any account statements or trade confirmations provided in lieu of transaction reports;

5. A record of the names of all current Access Persons, any persons who were Access Persons during the preceding five years; and

6. A record of any decision and the reason supporting the decision, to approve an Access Person’s participant in an IPO or limited offering for a period of five years from the end of the fiscal year in which the approval is granted.

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